AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 10, 1998

                                                      REGISTRATION NO. 333-21539
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-6

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                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                   ------------------------------------------

A. EXACT NAME OF TRUST:

                        MUNICIPAL INVESTMENT TRUST FUND
                         INVESTMENT GRADE PORTFOLIO--4
                            (BBB QUALITY OR BETTER)
                               LONG INTERMEDIATE
                              DEFINED ASSET FUNDS

B. NAMES OF DEPOSITORS:

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                               SMITH BARNEY INC.
                       PRUDENTIAL SECURITIES INCORPORATED
                           DEAN WITTER REYNOLDS INC.
                            PAINEWEBBER INCORPORATED

C. COMPLETE ADDRESSES OF DEPOSITORS' PRINCIPAL EXECUTIVE OFFICES:


 MERRILL LYNCH, PIERCE,
     FENNER & SMITH
      INCORPORATED
   DEFINED ASSET FUNDS
  POST OFFICE BOX 9051
PRINCETON, NJ 08543-9051                              SMITH BARNEY INC.
                                                        388 GREENWICH
                                                     STREET--23RD FLOOR
                                                     NEW YORK, NY 10013



  PRUDENTIAL SECURITIES  PAINEWEBBER INCORPORATED DEAN WITTER REYNOLDS INC.
      INCORPORATED          1285 AVENUE OF THE         TWO WORLD TRADE
   ONE NEW YORK PLAZA            AMERICAS            CENTER--59TH FLOOR
   NEW YORK, NY 10292       NEW YORK, NY 10019       NEW YORK, NY 10048


D. NAMES AND COMPLETE ADDRESSES OF AGENTS FOR SERVICE:


  TERESA KONCICK, ESQ.       ROBERT E. HOLLEY        LAURIE A. HESSLEIN
      P.O. BOX 9051          1200 HARBOR BLVD.        388 GREENWICH ST.
PRINCETON, NJ 08543-9051    WEEHAWKEN, NJ 07087      NEW YORK, NY 10013

   LEE B. SPENCER, JR.          COPIES TO:           DOUGLAS LOWE, ESQ.
   ONE NEW YORK PLAZA     PIERRE DE SAINT PHALLE, DEAN WITTER REYNOLDS INC.
   NEW YORK, NY 10292              ESQ.                TWO WORLD TRADE
                           450 LEXINGTON AVENUE      CENTER--59TH FLOOR
                            NEW YORK, NY 10017       NEW YORK, NY 10048


The issuer has registered an indefinite number of Units under the Securities Act of 1933 pursuant to Rule 24f-2 and will file the Rule 24f-2 Notice for the most recent fiscal year in March 11, 1998.

Check box if it is proposed that this filing will become effective on June 19, 1998 pursuant to paragraph (b) of Rule 485. / x /

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                                                   DEFINED ASSET FUNDSSM
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MUNICIPAL INVESTMENT          This Defined Fund is a portfolio of preselected
TRUST FUND                    bonds formed to provide interest income which in
INVESTMENT GRADE              the opinion of counsel is, with certain
PORTFOLIO--4                  exceptions, exempt from regular Federal income
(BBB QUALITY OR BETTER)       taxes under existing law. There is no assurance
LONG INTERMEDIATE             that this objective will be met because it is
TERM SERIES                   subject to the continuing ability of issuers of
A UNIT INVESTMENT TRUST       the bonds to meet their principal and interest
------------------------------requirements or of individual banks and other
/ / LONG-INTERMEDIATE         third-party obligors to meet their obligations.
      MATURITIES              The fixed portfolio contains long-intermediate
/ / EXEMPT FROM REGULAR       term bonds issued by states and their local
      FEDERAL INCOME TAX      governments and authorities and backed in certain
/ / DEFINED PORTFOLIO OF      cases by third-party obligations. Interest on
      MUNICIPAL BONDS         certain bonds may be a preference item for
/ / MONTHLY INCOME            purposes of Alternative Minimum Tax (AMT). The
/ / PROFESSIONAL SELECTION    market value of the bonds, and therefore the value
                              of the Units, will fluctuate with changes in interest rates and other factors.
                              Minimum Purchase: One Unit



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                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
                               HAS THE COMMISSION OR ANY STATE SECURITIES
                               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                               OF THIS DOCUMENT. ANY REPRESENTATION TO THE
                               CONTRARY IS A CRIMINAL OFFENSE.
                               -------------------------------------------------
SPONSORS:                      PART A OF THIS PROSPECTUS MAY NOT BE DISTRIBUTED
Merrill Lynch,                 UNLESS ACCOMPANIED BY MUNICIPAL INVESTMENT TRUST
Pierce, Fenner & Smith         FUND PROSPECTUS PART B.
Incorporated                   INVESTORS SHOULD READ BOTH PARTS OF THIS
Smith Barney Inc.              PROSPECTUS CAREFULLY AND RETAIN THEM FOR FUTURE
Prudential Securities          REFERENCE.
Incorporated                   INQUIRIES SHOULD BE DIRECTED TO THE TRUSTEE AT
Dean Witter Reynolds Inc.      1-800-221-7771.
PaineWebber Incorporated       PROSPECTUS PART A DATED JUNE 19, 1998.

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Def ined Asset FundsSM
Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $115 billion sponsored over the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. The portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited - a defined portfolio. Most defined bond funds pay interest monthly - defined income. The portfolio offers a convenient and simple way to invest - simplicity defined.

Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:

  o Municipal portfolios
o Corporate portfolios
o Government portfolios
o Equity portfolios
o International portfolios

Terms of Defined Funds are as short as one year or as long as 30 years. Special defined funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.
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Defined Long-Intermediate Term Series
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Our defined portfolio of municipal bonds offers you a simple and convenient way to earn tax-free monthly income. By purchasing Defined Asset Funds, you not only receive professional selection but also gain the advantage of reduced risk by investing in bonds of several different issuers.

INVESTMENT OBJECTIVE

To provide interest income exempt from regular federal income taxes through investment in a fixed portfolio consisting of long-intermediate term municipal bonds issued by or on behalf of states and their local governments and authorities. The information in this prospectus is as of March 31, 1998, the evaluation date.

DIVERSIFICATION

The Portfolio contains 16 bonds with an estimated average life of about 13 years. Spreading your investment among different issuers reduces your risk, but does not eliminate it. Because of maturities, sales or other dispositions of bonds, the size, composition and return of the Portfolio will change over time.

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Defining Your Portfolio
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INVESTMENT QUALITY

On the initial date of deposit, the bonds were rated investment grade by Fitch Investors Service, Inc. or, in the opinion of Fitch, as Credit Consultant, had comparable credit characteristics. If Fitch did not rate a bond at least BBB, it delivered an opinion that the bond had the credit characteristics of rated bonds in the BBB category. Some of the bonds may also be rated investment grade by Standard & Poor's Ratings Group or Moody's Investors Service, Inc.

PROFESSIONAL SELECTION AND SUPERVISION

The Portfolio contains a variety of bonds selected by experienced buyers for Defined Asset Funds. Fitch reviewed bonds proposed by the Agent for the Sponsors for deposit in the Portfolio. If a bond was not rated by Fitch, Fitch either issued a rating or provided an opinion as to whether the proposed bond had investment grade credit characteristics. For a bond to be deposited in the Portfolio, Fitch must have rated it at least BBB or delivered an opinion that the bond had comparable credit characteristics to investment grade bonds. Fitch's opinions regarding investment grade characteristics are based exclusively on publicly available information provided to it by the Agent for the Sponsors and other information already in Fitch's possession. Fitch used its professional expertise to evaluate the information and prepare its opinions. Certain bonds may also be rated by Standard & Poor's or Moody's. If so, a bond was only deposited if that rating was investment grade or above. For example, a bond that received an investment grade rating from Fitch but a lower than investment grade rating from either Standard & Poor's or Moody's would not be deposited in the Portfolio. However, there is no requirement that a bond deposited in the Portfolio had received any rating from either Standard & Poor's or Moody's.

The Fund is not actively managed; however, Fitch monitors the bonds and will inform the Agent for the Sponsors of any significant unfavorable changes in its opinion of any bond not rated by Fitch. Information relating to opinions of bonds not rated by Fitch will be available only to the Sponsors; it will not be available to the general public. The Agent for the Sponsors will receive information from Fitch about changes in the credit quality of bonds rated by Fitch at essentially the same time as the general public. A bond can be sold if retaining it is considered detrimental to investors' interests.

THE CREDIT CONSULTANT

The Credit Consultant, Fitch Investors Service, Inc., is a Nationally Recognized Statistical Rating Organization, whose primary business is to provide credit ratings on bonds issued by states and municipalities and their instrumentalities and political subdivisions, industrial companies, utilities, financial institutions, and issuers of mortgage-and asset-backed securities.

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The Credit Consultant is based in New York City and was originally organized in 1913. The Credit Consultant is registered as an investment adviser with the Securities and Exchange Commission ('SEC') and various states. The Credit Consultant did not recommend the Bonds for purchase by the Fund. Fitch reviewed bonds proposed by the Agent for the Sponsors for inclusion in the Portfolio and indicated whether, in their judgment, the bonds have characteristics similar to bonds that are of investment grade credit quality.

Fitch ratings and credit opinions are not recommendations to buy, sell, or hold any bond. They do not comment on the adequacy of market price, the suitability of any bond for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any bond.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of the information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

TYPES OF BONDS

The Portfolio consists of municipal bonds of the following types:


                                                   APPROXIMATE
                                                    PORTFOLIO
                                                   PERCENTAGE
/ / General Obligation                                 11%
/ / Hospitals/Nursing Homes/Mental
      Health Facilities                                34%
/ / Housing                                            22%
/ / Industrial Development Revenue                     5%
/ / Manufacturing                                      9%
/ / Special Tax Issues                                 11%
/ / Universities/Colleges                              8%


LETTERS OF CREDIT

Approximately 17% of the bonds included in the Portfolio are backed by bank letters of credit, which are irrevocable obligations of the issuing banks. Letters of credit may be drawn upon and the bonds redeemed if an issuer fails to pay amounts due on the bonds, but do not guarantee the value of the bonds or the Fund units. (See Bonds Backed by Letters of Credit or Insurance in Part B.)

BOND CALL FEATURES

It is possible that during periods of falling interest rates, a bond with a coupon higher than current market rates will be prepaid or 'called', at the option of the bond issuer, before its expected maturity. When bonds are initially callable, the price is usually at a premium to par which then declines to par over time. Bonds may also be subject to a mandatory sinking fund or have extraordinary redemption provisions. For example, if the bond's proceeds are not able to be used as intended the bond may be redeemed. This redemption and the sinking fund are often at par.

CALL PROTECTION

Although many bonds are subject to sinking fund redemption or call provisions, we have selected bonds with call protection. This call protection means that any bond in the Portfolio generally cannot be called for a number of years after the initial date of deposit (which was November 1, 1996) and thereafter at a declining premium over par.

TAX INFORMATION

Based on the opinion of bond counsel, income from the bonds held by this Fund is generally 100% exempt under existing law from regular federal income tax. Interest on approximately 13% of the bonds will be a preference item for purposes of the Alternative Minimum Tax (AMT). Any gain on a disposition of the underlying bonds or units will be subject to tax.
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Defining Your Risks
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The Portfolio contains bonds rated in the BBB category by Fitch, which is the lowest 'investment grade' rating assigned by the rating agency. The Portfolio also contains bonds which are not rated but which have, in the opinion of the Credit Consultant, comparable credit characteristics to securities rated investment grade. While none of the bonds is rated below investment grade by Fitch, Standard & Poor's or Moody's, investors should be aware that these bonds may have speculative characteristics and that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on these bonds than is the case with higher rated securities. Because ratings may be lowered or the credit assessment of the Credit Consultant may change, an investment in Units should be made with an understanding of the risks of investing in 'junk bonds' (bonds rated below investment grade or unrated bonds having similar credit characteristics), including increased risk of loss of principal and interest on the underlying bonds. (see Risk Factors in Part B).

Bonds that are rated below investment grade or unrated debt obligations having similar credit characteristics are often subject to greater market fluctuations and risk of loss of income and principal than bonds rated investment grade, and their value may decline more precipitously in response to rising interest rates. This effect is so not only because increased interest rates generally lead to decreased values for fixed-rate instruments, but also because increased interest rates may indicate a slowdown in the economy generally, which could result in defaults by less creditworthy issuers. Because investors generally perceive that there are greater risks associated with lower-rated bonds, the yields and prices of these bonds tend to fluctuate more than higher-rated bonds with changes in the perceived credit quality of their issuers, whether these changes are short-term or structural, and during periods of economic uncertainty. Moreover, issuers whose obligations have been recently downgraded may be subject to claims by debtholders and suppliers which, if sustained, would make it more difficult for these issuers to meet payment obligations.

Debt rated below investment grade or having similar credit characteristics also tends to be more thinly traded than investment-grade debt and held primarily by institutions, and this lack of liquidity can negatively affect the value of the debt. Debt which is not rated investment grade or having similar credit characteristics may be subordinated to other obligations of the issuer. Senior debtholders would be entitled to receive payment in full before subordinated debtholders receive any payment at all in the event of a bankruptcy or reorganization. Lower rated debt obligations and debt obligations having similar credit characteristics may also present payment-expectation risks. For example, these bonds may contain call or redemption provisions that would make it attractive for the issuers to redeem them in periods of declining interest rates, and investors would therefore not be able to take advantage of the higher yield offered.

Unit price fluctuates and could be adversely affected by increasing interest rates as well as the financial condition of the issuers of the bonds and any banks or insurance companies backing the bonds. Because of the possible maturity, sale or other disposition of securities, the size, composition and return of the portfolio may change at any time. Because of the sales charges, returns of principal and fluctuations in unit price, among other reasons, the sale price will generally be less than the cost of your units. Unit prices could also be adversely affected if a limited trading market exists in any security to be sold. There is no guarantee that the Fund will achieve its investment objective.

The opinions provided to the Agent for the Sponsors by the Credit Consultant on unrated bonds were not traditional ratings because they generally were not based on the level of information or access to officials generally utilized in connection with a traditional credit rating because they were likely to be given on an expedited basis and because the opinion was generally not based on formal procedures normally associated with traditional credit ratings, such as the use of a rating committee. Therefore, the Credit Consultant's opinions on credit quality are likely to have less certainty than traditional credit ratings. The opinions, however, were the opinions of experienced professional research analysts for Fitch and took into account factors typically considered in debt credit analysis. The Credit Consultant rendered an opinion only when in the judgement of its analysts it had sufficient information to determine whether a bond has investment grade credit characteristics (see Risk Factors in Part B).

The Fund is concentrated in bonds issued by Hospital/Nursing Home/Mental Health Facility bonds. (See Risk Factors in Part B.) Also, since interest on some of the bonds will be a preference item for purposes of AMT, the Fund may not be appropriate for investors who are subject to AMT.

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Defining Your Investment
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PUBLIC OFFERING PRICE PER UNIT                     $1,093.55

The Public Offering Price as of March 31, 1998, the evaluation date, is based on the aggregate bid side value of the underlying bonds in the Fund ($10,953,862), divided by the number of units outstanding (10,115) plus a sales charge of 0.97% of the Public Offering Price (1.015% of the value of the underlying bonds). The Public Offering Price on any subsequent date will vary. An amount equal to principal cash, if any, as well as net accrued but undistributed interest on the unit is added to the Public Offering Price. The underlying bonds are evaluated by an independent evaluator at 3:30 p.m. Eastern time on every business day.

PREMIUM AND DISCOUNT ISSUES

On the evaluation date, 99% of the bonds were valued at a premium over par and 1% at a discount from par (see Risk Factors in Part B).

REINVESTMENT OPTION

You can elect to automatically reinvest your distributions into a separate portfolio of federally tax-exempt bonds. Reinvesting helps to compound your income tax-free.

PRINCIPAL DISTRIBUTIONS

Principal from sales, redemptions and maturities of bonds in the Fund will be distributed to investors periodically when the amount to be distributed is more than $5.00 per unit.

TERMINATION DATE

The Fund will generally terminate no later than the maturity date of the last maturing bond listed in the Portfolio. The Fund may be terminated if the value is less than 40% of the face amount of bonds deposited. On the evaluation date the value of the Fund was 105% of the face amount of bonds deposited.

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Defining Your Costs
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SALES CHARGES

In the next two years of owning your units you will pay a deferred sales charge of $13.40 per unit each year ($3.35 quarterly August, November, February and May), a maximum of $26.80. This deferred sales charge will be paid from interest on the short-term bonds in the Portfolio and proceeds from the periodic sale or maturity of those bonds. Interest on these short-term bonds is not included in the Fund's return figures. Units will be charged an up-front sales charge equal to 0.335% per unit based on the Public Offering Price (less the value of the short-term bonds reserved to pay the deferred sales charge not yet accrued) multiplied by the number of deferred sales charge payments already deducted. (See How to Buy Units in Part B.)

Although the Fund is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.


                                                         As a %
                                                   of Secondary
                                                         Market
                                                   Public Offering
                                                          Price
                                                   ---------------
Maximum Sales Charges                                     4.02%


The Fund (and therefore the investors) bear all or a portion of its organizational costs--including costs of preparing registration statements, the trust indenture and other closing documents, registering units with the SEC and the states and the initial audit of the Portfolio--as is common for mutual funds.

ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                                       Per Unit
                                                   ---------------
Trustee's Fee                                         $    0.72
Bookkeeping Fees                                      $    0.09
Organizational Expenses                               $    0.20
Credit Consultant's Fee                               $    0.83
Evaluator's Fee                                       $    0.13
Other Operating Expenses                              $    0.40
                                                   ---------------
TOTAL                                                 $    2.37


Investors should realize that the total annual fees are greater for this Fund than for other Intermediate Term Series of the Sponsors, because the other funds do not generally pay consultants for ongoing monitoring of the Portfolio (see Fund Expenses in Part B). The Sponsors believe that the monitoring arrangement with Fitch (which is not affiliated with any of the Sponsors) is desirable in the present circumstances due to the increased risk of bonds rated lower than A. Some of the bonds may have speculative characteristics (see Risk Factors in Part
B).

REDEEMING OR SELLING YOUR INVESTMENT

You may redeem or sell your units at any time. Your price is based on the Fund's then current net asset value (based on the bid side evaluation of the bonds, as determined by an independent evaluator), plus principal cash, if any, as well as accrued interest. The per unit bid side redemption and secondary market repurchase price as of the evaluation date was $1,082.93 ($10.62 less than the Public Offering Price). There is no fee for redeeming or selling your units.
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Defining Your Income
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MONTHLY FEDERALLY TAX-FREE INTEREST INCOME

The Fund pays monthly income, even though the bonds generally pay interest semi-annually.

WHAT YOU MAY EXPECT
(PAYABLE ON THE 25TH DAY OF THE MONTH TO HOLDERS OF RECORD ON THE 10TH DAY OF THE MONTH):


Regular Monthly Income per unit:                         $    4.75
Annual Income per unit:                                  $   57.02


These figures are estimates determined as of the evaluation date and actual payments may vary.

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    TAX-FREE VS. TAXABLE INCOME: A COMPARISON OF TAXABLE AND TAX-FREE YIELDS


TAXABLE INCOME 1998*                    EFFECTIVE %                            TAX-FREE YIELD OF
  SINGLE RETURN        JOINT RETURN     TAX BRACKET  3%     3.5%     4%    4.5%    5%     5.5%     6%         6.5%
                                                             IS EQUIVALENT TO A TAXABLE YIELD OF
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0- 25,350           $      0- 42,350    15.00        3.53    4.12    4.71  5.29    5.88   6.47     7.06        7.65
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$ 25,351- 61,400    $ 42,351-102,300    28.00        4.17    4.86    5.56  6.25    6.94   7.64     8.33        9.03
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$ 61,401-128,100    $102,301-155,950    31.00        4.35    5.07    5.80  6.52    7.25   7.97     8.70        9.42
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$128,101-278,450    $155,751-278,450    36.00        4.69    5.47    6.25  7.03    7.81   8.59     9.38       10.16
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OVER $278,450          OVER $278,450    39.60        4.97    5.79    6.62  7.45    8.26   9.11     9.93       10.76
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To compare the yield of a taxable security with the yield of a federally tax-free security, find your taxable income and read across. The table incorporates 1998 federal income tax rates and assumes that all income would otherwise be taxed at a U.S. investor's highest tax rate. Yield figures are for example only.

*Based upon net amount subject to federal income tax after deductions and exemptions. This table does not reflect the possible effect of other tax factors, such as alternative minimum tax, personal exemptions, the phase-out of exemptions, itemized deductions, the possible partial disallowance of deductions or state and local taxation. Consequently, investors are urged to consult their own tax advisers in this regard.

                MUNICIPAL BONDS AND THE ALTERNATIVE MINIMUM TAX


      INCOME+        MAXIMUM 'PREFERENCE' INCOME
                        WITHOUT TRIGGERING AMT
                       (STATE INCOME TAX RATES)
SINGLE ++ JOINT ++      0%        7%       11%
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          $50,000    $21,000   $16,000   $14,000
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$30,000              $20,000   $16,000   $15,000
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          $100,000   $25,000   $16,000   $12,000
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$55,000              $22,000   $16,000   $14,000
--------------------------------------------------
          $225,000   $31,000   $14,000    $5,000
--------------------------------------------------
$205,000             $31,000   $15,000    $7,000
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NOTES:
+ Regular taxable income plus state income
  taxes and personal exemptions.
 ++ Assuming no dependents.
     Under federal tax law, interest income on certain municipal bonds, although exempt from regular income tax, is treated as a 'preference' item for purposes of AMT. The table above shows amounts of such municipal bond 'preference' interest income, assuming no other 'preference' or similar items apply, that individual taxpayers could receive in 1998 without becoming subject to the AMT. The table gives information for single and joint returns of U.S. individuals having no dependents. The table provides three income levels and three hypothetical state income tax rates. The table further assumes that the stated amount of municipal bond 'preference' interest income is subject to state income taxes.

MUNICIPAL INVESTMENT TRUST FUND
INVESTMENT GRADE PORTFOLIO - 4 INTERMEDIATE TERM SERIES,
DEFINED ASSET FUNDS


REPORT OF INDEPENDENT ACCOUNTANTS


The Sponsors, Trustee and Holders
of Municipal Investment Trust Fund,
Investment Grade Portfolio - 4 Intermediate Term Series,
Defined Asset Funds:

We have audited the accompanying statement of condition of Municipal Investment Trust Fund, Investment Grade Portfolio - 4 Intermediate Term Series, Defined Asset Funds, including the portfolio, as of March 31, 1998 and the related statements of operations and of changes in net assets for the period April 16, 1997 to March 31, 1998. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at March 31, 1998, as shown in such portfolio, were confirmed to us by The Bank of New York, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Municipal Investment Trust Fund, Investment Grade Portfolio - 4 Intermediate Term Series, Defined Asset Funds at March 31, 1998 and the results of its operations and changes in its net assets for the above-stated period in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

New York, N.Y.
May 20, 1998

MUNICIPAL INVESTMENT TRUST FUND,
INVESTMENT GRADE PORTFOLIO - 4 INTERMEDIATE TERM SERIES,
DEFINED ASSET FUNDS

STATEMENT OF CONDITION
AS OF MARCH 31, 1998

TRUST PROPERTY:
  Investment in marketable securities - at value
    (cost $10,327,442)(Note 1).....................                 $10,953,861
  Accrued interest receivable......................                     178,451
  Accrued interest on segregted bonds (Note 5).....                       9,006
  Deferred organization costs(Note 6)..............                       8,092
                                                                   _____________

              Total trust property.................                  11,149,410

LESS LIABILITIES:
  Advance from Trustee.............................  $    50,967
  Accrued expenses.................................        5,290
  Deferred sales charge payable (Note 5)...........       91,681        147,938
                                                    _____________  _____________

NET ASSETS, REPRESENTED BY:
  10,115 units of fractional undivided
    interest outstanding (Note 3)..................   10,967,431
  Undistributed net investment income..............       34,041
                                                    _____________
                                                                    $11,001,472
                                                                   =============
UNIT VALUE ($11,001,472/10,115 units)..............                   $1,087.64
                                                                   =============

                         See Notes to Financial Statements.

MUNICIPAL INVESTMENT TRUST FUND,
INVESTMENT GRADE PORTFOLIO - 4 INTERMEDIATE TERM SERIES,
DEFINED ASSET FUNDS

STATEMENTS OF OPERATIONS

                                               April 16,
                                                 1997
                                                  to
                                               March 31,
                                                 1998
                                             _____________

INVESTMENT INCOME:
  Interest income...........................    $575,698
  Interest income on segregated bonds.......      15,226
  Trustee's fees and expenses...............      (8,153)
  Sponsors' fees............................     (10,964)
  Organizational expenses...................      (2,023)
                                             _____________
  Net investment income.....................     569,784
                                             _____________

UNREALIZED APPRECIATION OF INVESTMENTS......     626,419
                                             _____________
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...........................  $1,196,203
                                             =============


             See Notes to Financial Statements.

MUNICIPAL INVESTMENT TRUST FUND,
INVESTMENT GRADE PORTFOLIO - 4 INTERMEDIATE TERM SERIES,
DEFINED ASSET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS


                                                 April 16,
                                                   1997
                                                    to
                                                 March 31,
                                                   1997
                                               _____________

OPERATIONS:
  Net investment income....................... $   569,784
  Unrealized appreciation of investments......     626,419
                                               _____________
  Net increase in net assets resulting
    from operations...........................   1,196,203
                                               _____________
INCOME DISTRIBUTIONS TO HOLDERS (Note 2)......    (520,517)
Deferred Sales Charge (Note 5)................    (101,656)
                                               _____________
NET INCREASE IN NET ASSETS....................     574,030

NET ASSETS AT BEGINNING OF PERIOD.............  10,427,442
                                               _____________
NET ASSETS AT END OF PERIOD................... $11,001,472
                                               =============
PER UNIT:
  Income distributions during period..........      $51.46
                                               =============
  Net asset value at end of period............   $1,087.64
                                               =============
TRUST UNITS OUTSTANDING AT END OF PERIOD......      10,115
                                               =============

             See Notes to Financial Statements.

MUNICIPAL INVESTMENT TRUST FUND,
INVESTMENT GRADE PORTFOLIO - 4 INTERMEDIATE TERM SERIES,
DEFINED ASSET FUNDS


NOTES TO FINANCIAL STATEMENTS


  1.  SIGNIFICANT ACCOUNTING POLICIES

      The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      (a) Securities are stated at value as determined by the Evaluator based on bid side evaluations for the securities (see "How to Sell Units - Trustee's Redemption of Units" in this Prospectus, Part B), except that value on April 16, 1997 was based upon offer side evaluations at April 14, 1997 the day prior to the Date of Deposit. Cost of securities at April 16, 1997 was also based on such offer side evaluations.

      (b) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

      (c) Interest income is recorded as earned.

  2.  DISTRIBUTIONS

      A distribution of net investment income is made to Holders each month. Receipts other than interest, after deductions for redemptions and applicable expenses, are distributed as explained in "Income, Distributions and Reinvestment - Distributions" in this Prospectus, Part B.

  3.  NET CAPITAL

      Cost of 10,115 units at Date of Deposit.............   $10,427,442
      Deferred sales charge (Note 5)......................      (101,656)
      Interest on segregated bonds........................        15,226
                                                           ______________
      Net amount applicable to Holders....................    10,341,012
      Unrealized appreciation of investments..............       626,419
                                                           ______________

      Net capital applicable to Holders...................   $10,967,431
                                                           ==============

  4.  INCOME TAXES

      As of March 31, 1998, unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $626,419, all of which related to appreciated securities. The cost of investment securities for Federal income tax purposes was $10,327,442 at March 31, 1998.

MUNICIPAL INVESTMENT TRUST FUND,
INVESTMENT GRADE PORTFOLIO - 4 INTERMEDIATE TERM SERIES,
DEFINED ASSET FUNDS


NOTES TO FINANCIAL STATEMENTS


  5.  DEFERRED SALES CHARGE

      The sales charges are being paid for with the interest received and by periodic sales of these bonds. A deferred sales charge of $3.35 per unit is charged on a quarterly basis, and paid to the sponsors annually by the Trustee on behalf of the Holders, up to an aggregate of $40.20 per unit over the first three years of the life of the Fund. Should a Holder redeem units prior to the third anniversary of the Fund, the remaining balance of the deferred sales charge will be charged.

  6.  DEFERRED ORGANIZATIONAL COSTS

      Organizational costs will be deferred and amortized over five years.

MUNICIPAL INVESTMENT TRUST FUND,
INVESTMENT GRADE PORTFOLIO - 4 INTERMEDIATE TERM SERIES,
DEFINED ASSET FUNDS


PORTFOLIO
AS OF MARCH 31, 1998
                                           Rating                                       Optional
    Portfolio No. and Title of               of            Face                         Redemption
            Securities                     Issues(1)       Amount  Coupon Maturities(3) Provisions(3)        Cost(2)      Value(2)
            __________                     _________       ______  ______ _____________ _____________        _______      ________

 1 Alabama Spec. Care Facs. Fin. Auth.       (a)      $ 1,020,000   6.000%   2012       04/01/07         $ 1,024,284   $ 1,093,012
   of the City of Montgomery, Rfdg.                                                     @ 102.000
   Rev. Bonds (Canterbury Court Proj.),
   Ser. 1997 (AmSouth Bank of Alabama -
   Letter of Credit) (6)

 2 Illinois Hlth. Facs. Auth., Rfdg.         BBB(f)       760,000   6.125    2010       08/15/03             751,404       792,855
   Rev. Bonds (Lutheran Social Svcs. of                                                 @ 102.000
   Illinois), Ser. 1993

 3 South Bend, IN, Cmnty, Sch. Corp.,        A            130,000   4.500    2000       None                 129,022       131,316
   G.O. Bonds, Ser. 1997 B (5)

 4 Iowa Fin. Auth., Indl. Dev. Rev. and      (a)          500,000   5.700    2007       03/01/03             501,690       518,985
   Rfdg. Bonds (T.D. Marc Inc. Proj.),                                                  @ 100.000
   Ser. 1997 (Mercantile Bank of St.
   Louis, N.A. Letter of Credit)(6)(7)

 5 County of Kenton, KY, Indl. Rev.          Aa(m)        810,000   5.950    2012       12/01/06             813,499       858,203
   Rfdg. Bonds (FHA Ins. Mtge. Loan-                                                    @ 103.000
   Highland Terrace Proj.), Ser. 1997 A
   (AMT) (4)

 6 Louisana Pub. Facs. Auth., Rev.           BBB+         750,000   5.750    2012       02/01/07             728,123       781,883
   Bonds (Centenary College of                                                          @ 102.000
   Louisiana Proj.), Ser. 1997

 7 Maryland Dept. of Trans., Consol.         AA           120,000   3.625    1998       None                 119,418       119,986
   Trans. Bonds, Rfdg. Ser. 1993 (5)

 8 Redevelopment Agy. of the City of         Baa(m)     1,000,000   6.100    2011       12/01/05           1,000,000     1,062,720
   Reno, NV, Downtown Redev. Proj.,                                                     @ 100.000
   Sub. Tax Alloc. and Rfdg. Bonds,
   Ser. 1995 A


MUNICIPAL INVESTMENT TRUST FUND,
INVESTMENT GRADE PORTFOLIO - 4 INTERMEDIATE TERM SERIES,
DEFINED ASSET FUNDS


PORTFOLIO
AS OF MARCH 31, 1998
                                           Rating                                       Optional
    Portfolio No. and Title of               of            Face                         Redemption
            Securities                     Issues(1)       Amount  Coupon Maturities(3) Provisions(3)        Cost(2)      Value(2)
            __________                     _________       ______  ______ _____________ _____________        _______      ________

 9 New Hampshire Higher Educl. and           A+       $   700,000   5.800%   2012       03/01/02         $   692,937   $   717,262
   Hlth. Facs. Auth., Rev. Bonds,                                                       @ 100.000
   Kendal at Hanover Issue, Ser 1997
   (Bank of Ireland, New York Branch -
   Letter of Credit) (6)

10 Dormitory Auth. of the State of New       A(f)         500,000   5.700    2009       02/15/07             493,610       533,375
   York, Mental Hlth. Sves., Facs. Imp.                                                 @ 102.000
   Rev. Bonds, Ser 1997 B

11 New York State Urban Dev. Corp.,          A(f)         500,000   5.750    2011       04/01/07             488,275       525,815
   Youth Facs. Rev. Bonds, Ser. 1997                                                    @ 102.000

12 The City of New York, NY, G.O.            A3(m)      1,000,000   6.125    2011       08/01/07             992,840     1,083,860
   Bonds, Fiscal Ser. 1997 J                                                            @ 101.000

13 Oklahoma Cnty., OK, Indl. Auth.,          Baa1(m)      570,000   6.150    2011       01/01/07             562,157       602,558
   Hlth. Care Rfdg. Rev. Bonds                                                          @ 102.000
   (National Benevolent Association -
   Oklahoma Christian Home Proj.), Ser.
   1997

14 Hospital Fac. Auth. of Clackamas          BBB(f)       915,000   6.000    2008       11/01/07             907,451       976,259
   Cnty., OR, Rev. and Rfdg. Bonds                                                      @ 101.000
   (Willamette View, Inc. Proj.), Ser.
   1997

15 Redevelopment Auth. of the County of      BBB+(f)      990,000   6.375    2012       07/01/03             997,732     1,029,718
   Montgomery, PA, Multi-Family Hsg.                                                    @ 102.000
   Rev. Bonds (KBF Associates, L.P.
   Proj.), Ser. 1993 A


MUNICIPAL INVESTMENT TRUST FUND,
INVESTMENT GRADE PORTFOLIO - 4 INTERMEDIATE TERM SERIES,
DEFINED ASSET FUNDS

PORTFOLIO
AS OF MARCH 31, 1998
                                           Rating                                       Optional
    Portfolio No. and Title of               of            Face                         Redemption
            Securities                     Issues(1)       Amount  Coupon Maturities(3) Provisions(3)        Cost(2)      Value(2)
            __________                     _________       ______  ______ _____________ _____________        _______      ________

16 Milwaukee, WI, Area Vocational            Aa2(m)   $   125,000   4.500%   1999       None             $   125,000   $   126,054
   Technical and Adult Educ. Dist.,
   G.O. Promissory Notes, Ser. 1993-94
   B (5)

                                                    ______________                                      _____________ _____________
TOTAL                                                 $10,390,000                                        $10,327,442   $10,953,861
                                                    ==============                                      ============= =============

                          See Notes to Portfolio.

MUNICIPAL INVESTMENT TRUST FUND,
INVESTMENT GRADE PORTFOLIO - 4 INTERMEDIATE TERM SERIES,
DEFINED ASSET FUNDS


NOTES TO PORTFOLIO
AS OF MARCH 31, 1998

   (1) These ratings are ratings of the bonds themselves by Standard & Poor's Ratings group, or by Moody's Investor's Service, Inc. if followed by "(m)", or by Fitch Investors Service, Inc. if followed by "(f)"; "(a)" indicates that it is a rating of the outstanding debt obligations of the institution providing the letter of credit or guarantee; "(b)" indicates that while there is no such available rating, in the opinion of Defined Asset Funds research analysts, the bond has credit characteristics comparable to bonds rated "A" or better; "(c)" indicates that while there is no such available rating, in the opinion of Defined Asset Funds research analysts, the bond does not have credit characteristics comparable to bonds rated "A" or better. These ratings have been furnished by the Evaluator but not confirmed with the rating agencies. See "Description of Ratings" in Part B of this Prospectus.

   (2) See Notes to Financial Statements.

   (3) Optional redemption provisions, which may be exercised in whole or in part, are initially at prices of par plus a premium, then subsequently at prices declining to par. Certain securities may provide for redemption at par prior or in addition to any optional or mandatory redemption dates or maturity, for example, through the operation of a maintenance and replacement fund, if proceeds are not able to be used as contemplated, the project is condemned or sold or the project is destroyed and insurance proceeds are used to redeem the securities. Many of the securities are also subject to mandatory sinking fund redemption commencing on dates which may be prior to the date on which securities may be optionally redeemed. Sinking fund redemptions are at par and redeem only part of the issue. Some of the securities have mandatory sinking funds which contain optional provisions permitting the issuer to increase the principal amount of securities called on a mandatory redemption date. The sinking fund redemptions with optional provisions may, and optional refunding redemptions generally will, occur at times when the redeemed securities have an offering side evaluation which represents a premium over par. To the extent that the securities were acquired at a price higher than the redemption price, this will represent a loss of capital when compared with the Public Offering Price of the Units when acquired. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed securities and there will be distributed to Holders any principal amount and premium received on such redemption after satisfying any redemption requests for Units received by the Fund. The estimated current return may be affected by redemptions. The tax effect on Holders of redemptions and related distributions is described under "Taxes" in this Prospectus, Part B.

   (4) Securities that are tax preference items for purposes of the Alternative Minimum Tax are indicated by "(AMT)". See "Taxes" in this Prospectus, Part B.

MUNICIPAL INVESTMENT TRUST FUND,
INVESTMENT GRADE PORTFOLIO - 4 INTERMEDIATE TERM SERIES,
DEFINED ASSET FUNDS


NOTES TO PORTFOLIO
AS OF MARCH 31, 1998

   (5) It is anticipated that interest and principal received from these bonds will be applied to the payment of the Trust's deferred sales charges.

   (6) Certain bonds are covered by letters of credit which may expire prior to maturity dates of the bonds. Upon expiration of a letter of credit, the issuer of the bond is obligated to obtain a replacement letter of credit or call the bond.

   (7) The stated maturity of the bonds in Portfolio Number 4 is March 1, 2017; however, the Trustee is required to cause them to be repurchased or redeemed at par on the date shown unless the Trustee is able to sell them at a higher price before they are required to be repurchased or redeemed.

                        MUNICIPAL INVESTMENT TRUST FUND
                            INTERMEDIATE TERM SERIES
                              DEFINED ASSET FUNDS
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                             DEFINED ASSET FUNDSSM
                               PROSPECTUS--PART B
                        MUNICIPAL INVESTMENT TRUST FUND
                      DEFINED ASSET FUNDS MUNICIPAL SERIES
 FURTHER DETAIL REGARDING ANY OF THE INFORMATION PROVIDED IN THE PROSPECTUS MAY
                                  BE OBTAINED
      WITHIN FIVE DAYS BY WRITING OR CALLING THE TRUSTEE, THE ADDRESS AND TELEPHONE NUMBER OF WHICH ARE SET FORTH ON THE BACK COVER OF PART A OF THIS
                                  PROSPECTUS.

                                     Index


                                                          PAGE
                                                        ---------
Fund Description......................................          1
Risk Factors..........................................          2
How to Buy Units......................................          8
How to Redeem or Sell Units...........................         10
Income, Distributions and Reinvestment................         11
Fund Expenses.........................................         12
Taxes.................................................         13
Records and Reports...................................         14
                                                          PAGE
                                                        ---------
Trust Indenture.......................................         14
Miscellaneous.........................................         15
Exchange Option.......................................         17
Appendix A--Description of Ratings....................        a-1
Appendix B--Secondary Market Sales Charge Schedule....        b-1
Appendix C--Sales Charge Schedules for Municipal Asset
Funds, Municipal Series...............................        c-1
Supplemental Information...............................Back Cover


FUND DESCRIPTION

BOND PORTFOLIO SELECTION

     Professional buyers for Defined Asset Funds, with access to extensive research, selected the Bonds for the Portfolio after considering the Fund's investment objective as well as the quality of the Bonds (all Bonds in the Portfolio are initially rated in the category A or better by at least one nationally recognized rating organization or have comparable credit characteristics), the yield and price of the Bonds compared to similar securities, the maturities of the Bonds and the diversification of the Portfolio. Only issues meeting these stringent criteria of Defined Asset Funds were deposited in the Portfolio. No leverage or borrowing is used nor does the Portfolio contain other kinds of securities to enhance yield. A summary of the Bonds in the Portfolio appears in Part A of the Prospectus. In a Fund that includes multiple Trusts or Portfolios, the word Fund should be understood to mean each individual Trust or Portfolio.

     The deposit of the Bonds in the Fund on the initial date of deposit established a proportionate relationship among the face amounts of the Bonds. During the 90-day period following the initial date of deposit the Sponsors may deposit additional Bonds in order to create new Units, maintaining to the extent possible that original proportionate relationship. Deposits of additional Bonds subsequent to the 90-day period must generally replicate exactly the proportionate relationship among the face amounts of the Bonds at the end of the initial 90-day period.

     Yields on bonds depend on many factors including general conditions of the bond markets, the size of a particular offering and the maturity and quality rating of the particular issues. Yields can vary among bonds with similar maturities, coupons and ratings. Ratings represent opinions of the rating organizations as to the quality of the bonds rated, based on the credit of the issuer or any guarantor, insurer or other credit provider, but these ratings are only general standards of quality (see Appendix A).

     After the initial date of deposit, the ratings of some Bonds may be reduced or withdrawn, or the credit characteristics of the Bonds may no longer be comparable to bonds rated A or better. Bonds rated BBB or Baa (the lowest investment grade rating) or lower may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Bonds rated below investment grade or unrated bonds with similar credit characteristics are often subject to greater market fluctuations and risk of loss of principal and income than higher grade bonds and their value may decline precipitously in response to rising interest rates.

     Because each Defined Asset Fund is a preselected portfolio of bonds, you know the securities, maturities, call dates and ratings before you invest. Of course, the Portfolio will change somewhat over time, as Bonds mature, are redeemed or are sold to meet Unit redemptions or in other limited circumstances. Because the Portfolio is not actively managed and principal is returned as the Bonds are disposed of, this principal should be relatively unaffected by changes in interest rates.

BOND PORTFOLIO SUPERVISION

     The Fund follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. The Fund may retain an issuer's bonds despite adverse financial developments. Experienced financial analysts regularly review the Portfolio and a Bond may be sold in certain circumstances including the occurrence of a default in payment or other default on the Bond, a decline in the projected income pledged for debt service on a revenue bond, institution of certain legal proceedings, if the Bond becomes taxable or is otherwise inconsistent with the Fund's investment objectives, a decline in the price of the Bond or the occurrence of other market or credit factors (including advance refundings) that, in the opinion of the Sponsors makes retention of the Bond detrimental to the interests of investors. The Trustee must generally reject any offer by an issuer of a Bond to exchange another security pursuant to a refunding or refinancing plan.

     Every investment involves some risk; for example, the market prices of most fixed-income investments decline when interest rates rise, and this exposure increases with the remaining life of the investment. Historically, however, municipal bonds generally have been second only in creditworthiness to U.S. government obligations. Municipal unit trusts can be an efficient alternative to investing in actively managed funds. Active management of a portfolio of quality municipal bonds may not be as important as with other securities. Insured bonds provide additional assurance of prompt payments of interest and principal (but not stability of market value). the price of the Bond or the occurrence of other market or credit factors (including advance refunding) that, in the opinion of the Sponsors makes retention of the Bond detrimental to the interests of investors. The Trustee must generally reject any offer by an issuer of a Bond to exchange another security pursuant to a refunding or refinancing plan.

     The Sponsors and the Trustee are not liable for any default or defect in a Bond. If a contract to purchase any Bond fails within the 90-day period following the initial date of deposit, the Sponsors may generally deposit a replacement bond so long as it is a tax-exempt bond that is not a 'when, as and if issued' bond, has a fixed maturity or disposition date substantially similar to the failed Bond and is rated A or better by at least one nationally recognized rating organization or has comparable credit characteristics. A replacement bond must be deposited within 110 days after the initial date of deposit, at a cost that does not exceed the funds reserved for purchasing the failed Bond and at a yield to maturity and current return substantially equivalent (considering then current market conditions and relative creditworthiness) to those of the failed Bond, as of the date the failed contract was deposited.

RISK FACTORS

     An investment in the Fund entails certain risks, including the risk that the value of your investment will decline with increases in interest rates. Generally speaking, bonds with longer maturities will fluctuate in value more than bonds with shorter maturities. In recent years there have been wide fluctuations in interest rates and in the value of fixed-rate bonds generally. The Sponsors cannot predict the direction or scope of any future fluctuations.

     Certain of the Bonds may have been deposited at a market discount or premium principally because their interest rates are lower or higher than prevailing rates on comparable debt securities. The current returns of market discount bonds are lower than comparably rated bonds selling at par because discount bonds tend to increase in market value as they approach maturity. The current returns of market premium bonds are higher than comparably rated bonds selling at par because premium bonds tend to decrease in market value as they approach maturity. Because part of the purchase price is returned through current income payments and not at maturity, an early redemption at par of a premium bond will result in a reduction in yield to the Fund. Market premium or discount attributable to interest rate changes does not indicate market confidence or lack of confidence in the issue.

     Certain Bonds deposited into the Fund may have been acquired on a when-issued or delayed delivery basis. The purchase price for these Bonds is determined prior to their delivery to the Fund and a gain or loss may result from fluctuations in the value of the Bonds. Additionally, if the value of any short-term Bonds intended for payment of the periodic deferred sales charge, together with the interest thereon, were to become insufficient to pay these charges, additional bonds would be required to be sold.

     The Fund may be concentrated in one or more of types of bonds. Concentration in a State may involve additional risk because of the decreased diversification of economic, political, financial and market risks. Set forth below is a brief description of certain risks associated with bonds which may be held by the Fund. Additional information is contained in the Information Supplement which is available from the Trustee at no charge to the investor.

GENERAL OBLIGATION BONDS

     Certain of the Bonds may be general obligations of a governmental entity. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and its credit will depend on many factors, including an erosion of the tax base resulting from population declines, natural disasters, declines in the state's industrial base or an inability to attract new industries, economic limits on the ability to tax without eroding the tax base and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the entity's control. In addition, political restrictions on the ability to tax and budgetary constraints affecting state governmental aid may have an adverse impact on the creditworthiness of cities, counties, school districts and other local governmental units. Recent and significant changes in Federal welfare policy may have substantial negative impact on certain states, and localities within those states, making their ability to maintain balanced finances more difficult in the future.

MORAL OBLIGATION BONDS

     The Portfolio may include 'moral obligation' bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or local government in question. Even though the state or local government may be called on to restore any deficits in capital reserve funds of the agencies or authorities which issued the bonds, any restoration generally requires appropriation by the state or local legislature and does not constitute a legally enforceable obligation or debt of the state or local government. The agencies or authorities generally have no taxing power.

REFUNDED BONDS

     Refunded bonds are typically secured by direct obligations of the U.S. Government or in some cases obligations guaranteed by the U.S. Government placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

MUNICIPAL REVENUE BONDS

     Municipal revenue bonds are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. Municipal revenue bonds are not general obligations of governmental entities backed by their taxing power and payment is generally solely dependent upon revenues of the project, excise taxes or state appropriations. Examples of municipal revenue bonds are:

        Municipal utility bonds, including electrical, water and sewer revenue bonds, whose payments are dependent on various factors, including the rates the utilities may charge, the demand for their services and their operating costs, including expenses to comply with environmental legislation and other energy and licensing laws and regulations. Utilities are particularly sensitive to, among other things, the effects of inflation on operating and construction costs, the unpredictability of future usage requirements, the costs and availability of fuel and, with certain electric utilities, the risks associated with the nuclear industry. The movement to introduce competition in the investor-owned electric utility industry is likely to indirectly affect municipal utility systems by inducing them to maintain rates as low as possible. In this effort to keep rates low, municipal utilities may have more trouble raising rates to completely recover investment in generating plant;

        Lease rental bonds which are generally issued by governmental financing authorities with no direct taxing power for the purchase of equipment or construction of buildings that will be used by a state or local government. Lease rental bonds are generally subject to an annual risk that the lessee government might not appropriate funds for the leasing rental payments to service the bonds and may also be subject to the risk that rental obligations may terminate in the event of damage to or destruction or condemnation of the equipment or building;

        Multi-family housing revenue bonds and single family mortgage revenue bonds which are issued to provide financing for various housing projects and which are payable primarily from the revenues derived from mortgage loans to housing projects for low to moderate income families or notes secured by mortgages on residences; repayment of this type of bond is therefore dependent upon, among other things, occupancy levels, rental income, the rate of default on underlying mortgage loans, the ability of mortgage insurers to pay claims, the continued availability of federal, state or local housing subsidy programs, economic conditions in local markets, construction costs, taxes, utility costs and other operating expenses and the managerial ability of project managers. Housing bonds are generally prepayable at any time and therefore their average life will ordinarily be less than their stated maturities;

        Hospital, mental health, nursing home, retirement community and visiting nurse bonds whose payments are dependent upon revenues of hospitals and other health care providers. These revenues come from private third-party payors and government programs, including the Medicare and Medicaid programs, which have generally undertaken cost containment measures to limit payments to health care providers. Hospitals must also deal with shifting competition resulting from hospital mergers and affiliations and the need to reduce costs as HMOs increase market penetration. Nursing homes need to keep residential facilities for the elderly, which are not reimbursable from Medicare/Medicaid, on a profitable basis. Hospital supply and drug companies must deal with their need to raise prices in an environment where hospitals and other health care providers are under intense pressure to keep their costs low. Hospitals and health care providers are subject to various legal claims by patients and others and are adversely affected by increasing costs of insurance. The Internal Revenue Service has been engaged in a program of intensive audits of certain large tax-exempt hospital and health care providers. Although these audits have not yet been completed, it has been reported that the tax-exempt status of some of these organizations may be revoked. Some hospitals have been required to pay monetary penalties to the IRS;

        Airport, port, highway and transit authority revenue bonds which are dependent for payment on revenues from the financed projects, including user fees from ports and airports, tolls on turnpikes and bridges, rents from buildings, transit fare revenues and additional financial resources including federal and state subsidies, lease rentals paid by state or local governments or a pledge of a special tax such as a sales tax or a property tax. In the case of the air travel industry, airport income is largely affected by the airlines' ability to meet their obligations under use agreements which in turn is affected by increased competition among airlines, excess capacity and increased fuel costs, among other factors;

        Solid waste disposal bonds which are generally payable from dumping and user fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products and which are therefore dependent upon the ability of municipalities to fully utilize the facilities, sufficient supply of waste for disposal, economic or population growth, the level of construction and maintenance costs, the existence of lower-cost alternative modes of waste processing and increasing environmental regulation. A recent decision of the U.S. Supreme Court limiting a municipality's ability to require use of its facilities may have an adverse affect on the credit quality of various issues of these bonds;

        Special tax bonds which are not secured by general tax revenues but are only payable from and secured by the revenues derived by a municipality from a particular tax--for example, a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor and may therefore be adversely affected by a reduction in revenues resulting from a decline in the local economy or population or a decline in the consumption, use or cost of the goods and services that are subject to taxation;

        Student loan revenue bonds which are typically secured by pledges of new or existing student loans. The loans, in turn, are generally either guaranteed by eligible guarantors and reinsured by the Secretary of the U.S. Department of Education, directly insured by the federal government, or financed as part of supplemental or alternative loan programs within a state (e.g., loan repayments are not guaranteed). These bonds often permit the issuer to enter into interest rate swap agreements with eligible counterparties in which event the bonds are subject to the additional risk of the counterparty's ability to fulfill its swap obligation;

        University and college bonds, the payments on which are dependent upon various factors, including the size and diversity of their sources of revenues, enrollment, reputation, the availability of endowments and other funds and, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education; and

        Tax increment and tax allocation bonds, which are secured by ad valorem taxes imposed on the incremental increase of taxable assessed valuation of property within a jurisdiction above an established base of assessed value. The issuers of these bonds do not have general taxing authority and the tax assessments on which the taxes used to service the bonds are based may be subject to devaluation due to market price declines or governmental action.

     Puerto Rico. Certain Bonds may be affected by general economic conditions in the Commonwealth of Puerto Rico. Puerto Rico's economy is largely dependent for its development on federal programs, and current federal budgetary policies suggest that an expansion of its programs is unlikely. Reductions in federal tax benefits or incentives or curtailment of spending programs (such as the recently enacted phased repeal of the Puerto Rico and possession federal tax credit) could adversely affect the Puerto Rican economy.

     Industrial Development Revenue Bonds. Industrial development revenue bonds are municipal obligations issued to finance various privately operated projects including pollution control and manufacturing facilities. Payment is generally solely dependent upon the creditworthiness of the corporate operator of the project and, in certain cases, an affiliated or third party guarantor and may be affected by economic factors relating to the particular industry as well as varying degrees of governmental regulation. In many cases industrial revenue bonds do not have the benefit of covenants which would prevent the corporations from engaging in capital restructurings or borrowing transactions which could reduce their ability to meet their obligations and result in a reduction in the value of the Portfolio.

BONDS BACKED BY REPURCHASE COMMITMENTS

     Certain Funds contain Bonds that were purchased from commercial banks, savings banks, savings and loan associations or other institutions (thrifts) that had held the Bonds in their investment portfolios prior to selling the Bonds to the Fund. These banks or thrifts (the Sellers) have committed to repurchase the Bonds from the Fund in certain circumstances. In some cases a Seller's Repurchase Commitments may be backed by a security interest in collateral or by a letter of credit (see Bonds Backed by Letters or Insurance below).

     A Seller may have committed to repurchase any Bond sold by it if necessary to satisfy investors' unit redemption requests (a Liquidity Repurchase). A Seller may also have committed to repurchase any Bonds sold by it if the issuer of the Bond fails to make payments of interest or principal on the Bond (a Default Repurchase) or if the issuer becomes or is deemed to be bankup or insolvent (an Insolvency Repurchase). A Seller may have committed to repurchase any Bond if the interest on that Bond becomes taxable (a Tax Repurcase). Investors should realize that they are subject to having all or a portion of the principal amount of their investment returned prior to termination of the Fund if any of these situations occurs. A Seller may also have committed to repurchase the Bonds sold by it on their scheduled disposition dates (as shown under Portfolio in Part A) (a Disposition Repurchase). The price at which any of these repurchases will occur (the Put Price) is hown in Part A of the Prospectus. Any collateral securing any of the Repurchase Commitments may consist of mortgage-backed securities issued by GNMA (Ginnie Maes), FNMA (Fannie
Maes) or FHLMC (Freddie Macs); mortgages; municipal obligations; corporate obligations; U.S. government securities; and cash.

     Investors in a Fund containing any of these credit-supported Bonds should be aware that many thrifts have failed in recent years and that the thrift industry generally has experienced severe strains. New federal legislation has resulted that imposes new limitations on the ways banks and thrifts may do business and mandates aggressive, early intervention into unhealthy institutions. One result of this legislation is an increased possibility of early payment of the principal amount of an investment in Bonds backed by collateralized letters of credit or repurchase commitments if a Seller becomes or is deemed to be insolvent.

BONDS BACKED BY LETTERS OF CREDIT OR INSURANCE

     Certain Bonds may be secured by letters of credit issued by commercial banks or savings banks, savings and loan associations and similar thrift institutions or are direct obligations of banks or thrifts. The letter of credit may be drawn upon, and the Bonds redeemed, if an issuer fails to pay amounts due on the Bonds or, in certain cases, if the interest on the Bond becomes taxable. Letters of credit are irrevocable obligations of the issuing institutions. The profitability of a financial institution is largely dependent upon the credit quality of its loan portfolio which, in turn, is affected by the institution's underwriting criteria, concentrations within the portfolio and specific industry and general economic conditions. The operating performance of financial institutions is also impacted by changes in interest rates, the availability and cost of funds, the intensity of competition and the degree of governmental regulation.

     Certain Bonds may be insured or guaranteed by insurance companies listed below. The claims-paying ability of each of these companies, unless otherwise indicated, was rated AAA by Standard & Poor's or another nationally recognized rating organization at the time the insured Bonds were purchased by the Fund. The ratings are subject to change at any time at the discretion of the rating agencies. In an Insured Series, in the event that the rating of an insurance company insuring a bond is reduced, the Sponsors are authorized to direct the Trustee to obtain other insurance on behalf of the Fund. The insurance policies guarantee the timely payment of principal and interest on the Bonds but do not guarantee their market value or the value of the Units. The insurance policies generally do not provide for accelerated payments of principal, except at the sole option of the insurer, or cover redemptions resulting from events of taxability.

      The following summary information relating to the listed insurance companies has been obtained from publicly available information:


                                                                                        FINANCIAL INFORMATION
                                                                                      AS OF DECEMBER 31, 1996
                                                                                     (IN MILLIONS OF DOLLARS)
                                                                         --------------------------------------
                                                                                            POLICYHOLDERS'
                        NAME                          DATE ESTABLISHED   ADMITTED ASSETS           SURPLUS
----------------------------------------------------  -----------------  ---------------  ---------------------
AMBAC Indemnity Corporation.........................           1970        $     2,585         $       899
Asset Guaranty Insurance Co. (AA by S&P)                       1988                204                  87
Capital Markets Assurance Corp. (CAPMAC)............           1987                321                 194
Connie Lee Insurance Company........................           1987                233                 116
Continental Casualty Company (A+ by S&P)                       1948             21,168               4,638
Financial Guaranty Insurance Company................           1984              2,392               1,093
Financial Security Assurance Inc. (FSA) (including
  Financial Security Assurance of Maryland Inc.
  (FSAM) (formerly Capital Guaranty Insurance
  Company)..........................................           1984              1,155                 449
Firemen's Insurance Company of Newark, NJ (A-by
  S&P)..............................................           1855              1,930                 420
Industrial Indemnity Co. (HIBI) (A+ by S&P).........           1920              1,368                 219
MBIA Insurance Corporation..........................           1986              4,189               1,467


     Insurance companies are subject to extensive regulation and supervision where they do business by state insurance commissioners who regulate the standards of solvency which must be maintained, the nature of and limitations on investments, reports of financial condition, and requirements regarding reserves for unearned premiums, losses and other matters. A significant portion of the assets of insurance companies are required by law to be held in reserve against potential claims on policies and is not available to general creditors. Although the federal government does not regulate the business of insurance, federal initiatives including pension regulation, controls on medical care costs, minimum standards for no-fault automobile insurance, national health insurance, tax law changes affecting life insurance companies and repeal of the antitrust exemption for the insurance business can significantly impact the insurance business.

STATE RISK FACTORS

Investment in a single State Trust, as opposed to a Fund which invests in the obligations of several states, may involve some additional risk due to the decreased diversification of economic, political, financial and market risks. A brief description of the factors which may affect the financial condition of the applicable State for any State Trust, together with a summary of tax considerations relating to that State, appear in Part A of the Prospectus; further information is contained in the Information Supplement.

LITIGATION AND LEGISLATION

     The Sponsors do not know of any pending litigation as of the initial date of deposit which might reasonably be expected to have a material adverse effect upon the Fund. At any time after the initial date of deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Bonds in the Fund. Litigation, for example, challenging the issuance of pollution control revenue bonds under environmental protection statutes may affect the validity of certain Bonds or the tax-free nature of their interest. While the outcome of litigation of this nature can never be entirely predicted, opinions of bond counsel are delivered on the date of issuance of each Bond to the effect that it has been validly issued and that the interest thereon is exempt from federal income tax. From time to time, proposals are introduced in Congress to, among other things, reduce federal income tax rates, impose a flat tax, exempt investment income from tax or abolish the federal income tax and replace it with another form of tax. Enactment of any such legislation could adversely affect the value of the Units. The Fund, however, cannot predict what legislation, if any, in respect of tax rates may be proposed, nor can it predict which proposals, if any, might be enacted.

     Also, certain proposals, in the form of state legislative proposals or voter initiatives, seeking to limit real property taxes have been introduced in various states, and an amendment to the constitution of the State of California, providing for strict limitations on real property taxes, has had a significant impact on the taxing powers of local governments and on the financial condition of school districts and local governments in California. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to make payments due on the Bonds. Under the Federal Bankruptcy Code, for example, municipal bond issuers, as well as any underlying corporate obligors or guarantors, may proceed to restructure or otherwise alter the terms of their obligations.

     From time to time Congress considers proposals to prospectively and retroactively tax the interest on state and local obligations, such as the Bonds. The Supreme Court clarified in South Carolina v. Baker (decided on April 20, 1988) that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted into law, could require investors to pay income tax on interest from the Bonds and could adversely affect an investment in Units. See Taxes.

PAYMENT OF THE BONDS AND LIFE OF THE FUND

     The size and composition of the Portfolio will change over time. Most of the Bonds are subject to redemption prior to their stated maturity dates pursuant to optional refunding or sinking fund redemption provisions or otherwise. In general, optional refunding redemption provisions are more likely to be exercised when the value of a Bond is at a premium over par than when it is at a discount from par. Some Bonds may be subject to sinking fund and extraordinary redemption provisions which may commence early in the life of the Fund. Additionally, the size and composition of the Fund will be affected by the level of redemptions of Units that may occur from time to time. Principally, this will depend upon the number of investors seeking to sell or redeem their Units and whether or not the Sponsors are able to sell the Units acquired by them in the secondary market. As a result, Units offered in the secondary market may not represent the same face amount of Bonds as on the initial date of deposit. Factors that the Sponsors will consider in determining whether or not to sell Units acquired in the secondary market include the diversity of the Portfolio, the size of the Fund relative to its original size, the ratio of Fund expenses to income, the Fund's current and long-term returns, the degree to which Units may be selling at a premium over par and the cost of maintaining a current prospectus for the Fund. These factors may also lead the Sponsors to seek to terminate the Fund earlier than its mandatory termination date.

FUND TERMINATION

     The Fund will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. It will terminate earlier upon the disposition of the last Bond or upon the consent of investors holding 51% of the Units. The Fund may also be terminated earlier by the Sponsors once the total assets of the Fund have fallen below the minimum value specified in Part A of the Prospectus. A decision by the Sponsors to terminate the Fund early will be based on factors similar to those considered by the Sponsors in determining whether to continue the sale of Units in the secondary market.

     Notice of impending termination will be provided to investors and thereafter units will no longer be redeemable. On or shortly before termination, the Fund will seek to dispose of any Bonds remaining in the

Portfolio although any Bond unable to be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final disposition. A proportional share of the expenses associated with termination, including brokerage costs in disposing of Bonds, will be borne by investors remaining at that time. This may have the effect of reducing the amount of proceeds those investors are to receive in any final distribution.

LIQUIDITY

     Up to 40% of the value of the Portfolio may be attributable to guarantees or similar security provided by corporate entities. These guarantees or other security may constitute restricted securities that cannot be sold publicly by the Trustee without registration under the Securities Act of 1933, as amended. The Sponsors nevertheless believe that, should a sale of the Bonds guaranteed or secured be necessary in order to meet redemption of Units, the Trustee should be able to consummate a sale with institutional investors.

     The principal trading market for the Bonds will generally be in the over-the-counter market and the existence of a liquid trading market for the Bonds may depend on whether dealers will make a market in them. There can be no assurance that a liquid trading market will exist for any of the Bonds, especially since the Fund may be restricted under the Investment Company Act of 1940 from selling Bonds to any Sponsor. The value of the Portfolio will be aasdversely affected if trading markets for the Bonds are limited or absent.

HOW TO BUY UNITS

     Units are available from any of the Sponsors, Underwriters and other broker-dealers at the Public Offering Price plus accrued interest on the Units. The Public Offering Price varies each Business Day with changes in the value of the Portfolio and other assets and liabilities of the Fund.

     Net accrued interest and principal cash, if any, are added to the Public Offering Price, the Sponsors' Repurchase Price and the Redemption Price per Unit. This represents the interest accrued on the Bonds, net of Fund expenses, from the initial date of deposit to, but not including, the settlement date for Units (less any prior distributions of interest income to investors). Bonds deposited also carry accrued but unpaid interest up to the initial date of deposit. To avoid having investors pay this additional accrued interest (which earns no return) when they purchase Units, the Trustee advances and distributes this amount to the Sponsors; it recovers this advance from interest received on the Bonds. Because of varying interest payment dates on the Bonds, accrued interest at any time will exceed the interest actually received by the Fund.

     Because accrued interest on the Bonds is not received by the Fund at a constant rate throughout the year, any Monthly Income Distribution may be more or less than the interest actually received by the Fund. To eliminate fluctuations in the Monthly Income Distribution, a portion of the Public Offering Price may consist of cash in an amount necessary for the Trustee to provide approximately equal distributions. Upon the sale or redemption of Units, investors will receive their proportionate share of this cash. In addition, if a Bond is sold, redeemed or otherwise disposed of, the Fund will periodically distribute to investors the portion of this cash that is attributable to the Bond.

     The regular Monthly Income Distribution is stated in Part A of the Prospectus and will change as the composition of the Portfolio changes over time.

PUBLIC OFFERING PRICE--THE FOLLOWING SECTIONS APPLY TO TWO DIFFERENT TYPES OF DEFINED MUNICIPAL FUNDS. INVESTORS SHOULD NOTE THE EXACT NAME OF THE FUND ON THE COVER OF PART A OF THE PROSPECTUS TO MAKE SURE THEY REFER TO THE CORRECT SECTION BELOW.

SECTION A--MUNICIPAL INVESTMENT TRUST FUND

Funds Without a Deferred Sales Charge:

     In the secondary market (after the initial offering period), the Public Offering Price is based on the bid side evaluation of the Bonds, and includes a sales charge based (a) on the number of Units of the Fund and any other Series of Municipal Investment Trust Fund purchased in the secondary market on the same day by a single purchaser (see Secondary Market sales charge scheduled in Appendix B) and (b) the maturities of the underlying Bonds (see Effective Sales Charge Schedule in Appendix B). To qualify for a reduced sales charge, the dealer must confirm that the sale is to a single purchaser or is purchased for its own account and not for distribution. For these purposes, Units held in the name of the purchaser's spouse or child under 21 years of age are deemed to be purchased by a single purchaser. A trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account is also considered a single purchaser.

     In the secondary market, the Public Offering Price is further reduced depending on the maturities of the various Bonds in the Portfolio, by determining a sales charge percentage for each Bond, as stated in Effective Sales Charge in Appendix B. The sales charges so determined, multiplied by the bid side evaluation of the Bonds, are aggregated and the total divided by the number of Units outstanding to determine the Effective Sales Charge. On any purchase, the Effective Sales Charge is multiplied by the applicable secondary market sales charge percentage (depending on the number of Units purchased) in order to determine the sales charge component of the Public Offering Price.

Funds with a Deferred Sales Charge:

     In the secondary market (after the initial offering period), the Public Offering Price (and the Sponsors' Repurchase Price and the Redemption Price) is based on the lower, bid side evaluation of the Bonds at the next Evaluation Time after the order is received. Units redeemed or repurchased prior to the accrual of the final Deferred Sales Charge installment will have the amount of any remaining installments deducted from the redemption or repurchase proceeds, although this deduction will be waived in the event of the death or disability (as defined in the Internal Revenue Code of 1986) of an investor. Units purchased after the deduction of the first Deferred Sales Charge installment will be charged the up-front per Unit sales charge indicated in Part A of this Prospectus based on the Public Offering Price (less the value of the short-term bonds reserved to pay the deferred sales charge not yet accrued), multiplied by the number of Deferred Sales Charge installments already deducted. Units purchased after the deduction of the final Deferred Sales Charge installment will be subject only to an up-front sales charge based on the maturities of the bonds in the Portfolio, as set forth in Appendix B.

SECTION B--DEFINED ASSET FUNDS MUNICIPAL SERIES

     In the secondary market (after the initial offering period), the Public Offering Price (and the Sponsors' Repurchase Price and the Redemption Price) is based on the lower, bid side evaluation of the Bonds at the next Evaluation Time after the order is received. Investors will be subject to differing types and amounts of sales charge depending upon the timing of their purchases and redemptions of Units. A periodic deferred sales charge will be payable quarterly through about the fifth anniversary of the Fund from a portion of the interest on and principal of Bonds reserved for that purpose. Commencing on the first anniversary of the Fund, the Public Offering Price will also include an up-front sales charge applied to the value of the Bonds in the Portfolio. Lastly, investors redeeming their Units prior to the fourth anniversary of the Fund will be charged a contingent deferred sales charge payable out of the redemption proceeds of their Units. These charges may be less than you would pay to buy and hold a comparable managed fund. A complete schedule of sales charges appears in Appendix C. The Sponsors have received an opinion of their counsel that the deferred sales charge described in this Prospectus is consistent with an exemptive order received for the SEC.

EVALUATIONS

     Evaluations are determined by the independent Evaluator on each Business Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Bond evaluations are based on closing sales prices (unless the Evaluator deems these prices inappropriate). If closing sales prices are not available, the evaluation is generally determined on the basis of current bid or offer prices for the Bonds or comparable securities or by appraisal or by any combination of these methods. In the past, the bid prices of publicly offered tax-exempt issues have been lower than the offer prices by as much as 3 1/2% or more of face amount in the case of inactively traded issues and as little as 1/2 of 1% in the case of actively traded issues, but the difference between the offer and bid prices has averaged between 1 and 2% of face amount. Neither the Sponsors, the Trustee or the Evaluator will be liable for errors in the Evaluator's judgment. The fees of the Evaluator will be borne by the Fund.

CERTIFICATES

     Certificates for Units are issued upon request and may be transferred by paying any taxes or governmental charges and by complying with the requirements for redeeming Certificates (see How To Redeem or Sell Units--

Redeeming Units with the Trustee). Certain Sponsors collect additional charges for registering and shipping Certificates to purchasers. Lost or mutilated Certificates can be replaced upon delivery of satisfactory indemnity and payment of costs.

HOW TO REDEEM OR SELL UNITS

     You can redeem your Units at any time for a price based on net asset value. In addition, the Sponsors have maintained an uninterrupted secondary market for Units for over 20 years and will ordinarily buy back Units at the same price. The following describes these two methods to redeem or sell Units in greater detail.

REDEEMING UNITS WITH THE TRUSTEE

     You can always redeem your Units directly with the Trustee for net asset value. This can be done by sending the Trustee a redemption request together with any Unit certificates you hold, which must be properly endorsed or accompanied by a written transfer instrument with signatures guaranteed by an eligible institution. In certain instances, additional documents may be required such as a trust instrument, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

     Within seven days after the Trustee's receipt of your request containing the necessary documents, a check will be mailed to you in an amount based on the net asset value of your Units. Because of sales charges, market movements or changes in the Portfolio, net asset value at the time you redeem your Units may be greater or less than the original cost of your Units. Net asset value is calculated each Business Day by adding the value of the Bonds, net accrued interest, cash and the value of any other Fund assets; deducting unpaid taxes or other governmental charges, accrued but unpaid Fund expenses and any remaining deferred sales charges, unreimbursed Trustee advances, cash held to redeem Units or for distribution to investors and the value of any other Fund liabilities; and dividing the result by the number of outstanding Units.

     For Funds with deferred sales charges, if you redeem or sell your Units before the final deferred sales charge installment date, the remaining deferred sales charges will be deducted from the net asset value.

     As long as the Sponsors are maintaining a secondary market for Units (as described below), the Trustee will not actually redeem your Units but will sell them to the Sponsors for net asset value. If the Sponsors are not maintaining a secondary market, the Trustee will redeem your Units for net asset value or will sell your Units in the over-the-counter market if the Trustee believes it will obtain a higher net price for your Units. If the Trustee is able to sell the Units for a net price higher than net asset value, you will receive the net proceeds of the sale.

     If cash is not available in the Fund's Income and Capital Accounts to pay redemptions, the Trustee may sell Bonds selected by the Agent for the Sponsors based on market and credit factors determined to be in the best interest of the Fund. These sales are often made at times when the Bonds would not otherwise be sold and may result in lower prices than might be realized otherwise and may also reduce the size and diversity of the Fund. If Bonds are being sold during a time when additional Units are being created by the purchase of additional Bonds (as described under Portfolio Selection), Bonds will be sold in a manner designed to maintain, to the extent practicable, the proportionate relationship among the face amounts of each Bond in the Portfolio.

     The Trustee is authorized, on a redemption request for Units with a value exceeding $250,000 by any investor who acquired 25% or more of the outstanding Units of a Trust, to pay part or all of the redemption 'in kind' (by the distribution of Bonds and cash with an aggregate value equal to the applicable Redemption Price of the Units tendered for redemption). The Trustee will attempt to make a pro rata distribution of Bonds in the Portfolio, but reserves the right to distribute solely one or more Bonds. The distribution will be made to the distribution agent and either held for the account of the investor or disposed of in accordance with the instructions of the investor. Any transaction costs as well as transfer and ongoing custodial fees on sales of the Bonds distributed in kind will be borne by the redeeming investor.

     Redemptions may be suspended or payment postponed (i) if the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making disposal or evaluation of the Bonds not reasonably practicable or (iii) for any other period permitted by SEC order.

SPONSORS' SECONDARY MARKET FOR UNITS

     The Sponsors, while not obligated to do so, will buy back Units at net asset value without any other fee or charge as long as they are maintaining a secondary market for Units. Because of sales charges, market movements or changes in the portfolio, net asset value at the time you sell your Units may be greater or less than the original cost of your Units. The Sponsors may resell the Units to other buyers or redeem the Units by tendering them to the Trustee. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices for Units.

     The Sponsors may discontinue the secondary market for Units without prior notice if the supply of Units exceeds demand or for other business reasons. Regardless of whether the Sponsors maintain a secondary market, you have the right to redeem your Units for net asset value with the Trustee at any time, as described above.

INCOME, DISTRIBUTIONS AND REINVESTMENT

INCOME

     Some of the Bonds may have been purchased on a when-issued basis or may have a delayed delivery. Since interest on these Bonds does not begin to accrue until the date of their delivery to the Fund, the Trustee's annual fee and expenses may be reduced to provide tax-exempt income to investors for this non-accrual period. If a when-issued Bond is not delivered until later than expected and the amount of the Trustee's annual fee and expenses is insufficient to cover the additional accrued interest, the Sponsors will treat the contracts as failed Bonds. The Trustee is compensated for its fee reduction by drawing on the letter of credit deposited by the Sponsors before the settlement date for these Bonds and depositing the proceeds in a non-interest bearing account for the Fund.

     Interest received is credited to an Income Account and other receipts to a Capital Account. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of the Fund.

DISTRIBUTIONS

     Each Unit receives an equal share of monthly distributions of interest income net of estimated expenses. Interest on the Bonds is generally received by the Fund on a semi-annual or annual basis. Because interest on the Bonds is not received at a constant rate throughout the year, any Monthly Income Distribution may be more or less than the interest actually received. To eliminate fluctuations in the Monthly Income Distribution, the Trustee will advance amounts necessary to provide approximately equal interest distributions; it will be reimbursed, without interest, from interest received on the Bonds, but the Trustee is compensated, in part, by holding the Fund's cash balances in non-interest bearing accounts. Along with the Monthly Income Distributions, the Trustee will distribute the investor's pro rata share of principal received from any disposition of a Bond to the extent available for distribution. In addition, distributions of amounts necessary to pay any deferred sales charge will be made from the Capital and Income Accounts to an account maintained by the Trustee for purposes of satisfying investors' sales charge obligations.

     The estimated annual income per Unit, after deducting estimated annual Fund expenses and the portion of any deferred sales charge payable from interest income) as stated in Part A of the Prospectus, will change as Bonds mature, are called or sold or otherwise disposed of, as replacement bonds are deposited and as Fund expenses change. Because the Portfolio is not actively managed, income distributions will generally not be affected by changes in interest rates. Depending on the financial conditions of the issuers of the Bonds, the amount of income should be substantially maintained as long as the Portfolio remains unchanged; however, optional bond redemptions or other Portfolio changes may occur more frequently when interest rates decline, which would result in early returns of principal and possibly earlier termination of the Fund.

RETURN CALCULATIONS

     Estimated Current Return shows the estimated annual cash to be received from interest-bearing bonds in a Portfolio (net of estimated annual expenses) divided by the Public Offering Price (including the maximum sales charge). Estimated Long Term Return is a measure of the estimated return over the estimated life of the Trust. This represents an average of the yields to maturity (or in certain cases, to an earlier call date) of the individual

Bonds in the Portfolio, adjusted to reflect the maximum sales charge and estimated expenses. The average yield for the Portfolio is derived by weighting each Bond's yield by its market value and the time remaining to the call or maturity date, depending on how the Bond is priced. Unlike Estimated Current Return, Estimated Long Term Return takes into account maturities, discounts and premiums of the underlying Bonds.

     No return estimate can be predictive of your actual return because returns will vary with purchase price (including sales charges), how long units are held, changes in Portfolio composition, changes in interest income and changes in fees and expenses. Therefore, Estimated Current Return and Estimated Long Term Return are designed to be comparative rather than predictive. A yield calculation which is more comparable to an individual Bond may be higher or lower than Estimated Current Return or Estimated Long Term Return which are more comparable to return calculations used by other investment products.

REINVESTMENT

     Distributions will be paid in cash unless the investor elects to have distributions reinvested without sales charge in the Municipal Fund Accumulation Program, Inc. The Program is an open-end management investment company whose investment objective is to obtain income exempt from regular federal income taxes by investing in a diversified portfolio of state, municipal and public authority bonds rated A or better or with comparable credit characteristics. Reinvesting compounds earnings free from federal tax. Advertisements and sales literature may illustrate the effects of compounding at different hypothetical interest rates. Investors participating in the Program will be subject to state and local income taxes to the same extent as if the distributions had been received in cash, and most of the income on the Program is subject to state and local income taxes. For more complete information about the Program, including charges and expenses, request the Program's prospectus from the Trustee. Read it carefully before you decide to participate. Written notice of election to participate must be received by the Trustee at least ten days before the Record Day for the first distribution to which the election is to apply.

FUND EXPENSES

     Estimated annual Fund expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Fund. The Trustee's annual fee is payable in monthly installments. The Trustee also benefits when it holds cash for the Fund in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for maintaining the Fund's registration statement current with Federal and State authorities, extraordinary services, costs of indemnifying the Trustee and the Sponsors, costs of action taken to protect the Fund and other legal fees and expenses, Fund termination expenses and any governmental charges. The Trustee has a lien on Fund assets to secure reimbursement of these amounts and may sell Bonds for this purpose if cash is not available. The Sponsors receive an annual fee currently estimated at $0.35 per $1,000 face amount to reimburse them for the cost of providing Portfolio supervisory services to the Fund. The Sponsors may also be reimbursed for their costs of providing bookkeeping and administrative services to Defined Asset Funds, currently estimated at $0.10 per Unit. While these fees may exceed their costs of providing services to the Fund, the total Sponsor fees from all Series of Municipal Investment Trust Fund will not exceed their costs for these services to all of those Series during any calendar year. The Trustee's, Sponsors' and Evaluator's fees may be adjusted for inflation without investors' approval.

     All or a portion of expenses incurred in establishing certain Funds, as shown in Part A of the Prospectus, including the cost of the initial preparation of documents relating to the Fund, Federal and State registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket expenses will be paid by the Fund and amortized over five years. Advertising and selling expenses will be paid from the Underwriting Account at no charge to the Fund. Sales charges on Defined Asset Funds range from under 1.0% to 5.5%. This may be less than you might pay to buy and hold a comparable managed fund. Defined Asset Funds can be a cost-effective way to purchase and hold investments. Annual operating expenses are generally lower than for managed funds. Because Defined Asset Funds have no management fees, limited transaction costs and no ongoing marketing expenses, operating expenses are generally less than 0.25% a year. When compounded annually, small differences in expense ratios can make a big difference in your investment results. Because our portfolios rarely hold any significant amount of cash, your money is more fully invested.

TAXES

     The following summary describes some of the important income tax consequences of holding Units, assuming that the investor is not a dealer, financial institution or insurance company or other investor with special circumstances. Investors should consult their tax advisers about an investment in the Fund.

     At the date of issue of each Bond, counsel for the issuer delivered an opinion to the effect that interest on the Bond is generally exempt from regular federal income tax. However, interest may be taken into account in determining alternative minimum tax under certain circumstances and may also be subject to state and local taxes. Neither the Sponsors nor Davis Polk & Wardwell has reviewed the issuance of the Bonds, related proceedings or the basis of the opinions of counsel for the issuers. There can be no assurance, therefore, that the issuer (or other users) have complied or will comply with any requirements necessary for a bond to be tax-exempt. If any of the Bonds were determined not to be tax-exempt, investors may be required to pay income tax for current and prior years, and if the Fund were to sell the Bond, it might have to sell it at a substantial discount.

     In the opinion of Davis Polk & Wardwell, special counsel for the Sponsors, under existing law:

GENERAL TREATMENT OF THE FUND

     The Fund will not be taxed as a corporation for federal income tax purposes, and each investor will be considered to own directly a share of each Bond in the Fund.

INCOME OR LOSS UPON DISPOSITION

     Upon a disposition of all or part of an investor's pro rata portion of a Bond (by sale, exchange or redemption of the Bond or his Units), an investor will generally recognize capital gain or loss. However, gain from the disposition will generally be ordinary income to the extent of any accrued 'market discount'. An investor will generally have market discount to the extent that his basis in a bond when he purchases a Unit is less than its stated redemption price at maturity (or, if it is an 'original issue discount' bond, the issue price increased by 'original issue discount' that has accrued to previous holders). Investors should consult their tax advisers in this regard.

     The excess of a non-corporate investor's net long-term capital gains over his net short-term capital losses may be subject to tax at a lower rate than ordinary income. A capital gain or loss is long-term if the investment is held for more than one year and short-term if held for one year or less. Because the deduction of capital losses is subject to limitations, an investor may not be able to deduct all of his capital losses.

INVESTOR'S BASIS IN THE BONDS

     An investor's aggregate basis in the Bonds will be equal to the cost of his Units, including any sales charges and the organizational expenses borne by the investor but excluding any amount paid for accrued interest, and adjusted to reflect any accruals of 'original issue discount', 'acquisition premium' and 'bond premium'. Investors should consult their tax advisers in this regard.

EXPENSES

     A non-corporate investor is not entitled to a deduction for his pro rata share of fees and expenses of the Fund. Also, if an investor borrowed money in order to purchase or carry his Units, he will not be able to deduct the interest on this borrowing. The Internal Revenue Service may treat an investor's purchase of Units as made with borrowed money even if the borrowed money was not directly used to purchase the Units.

STATE AND LOCAL TAXES

     Under the income tax laws of the State and City of New York, the Fund will not be taxed as a corporation. The income recognized by investors that are New York taxpayers will not be tax-exempt in New York except to the extent it is earned on Bonds that are tax-exempt for New York purposes. Depending on where investors live, income from the Fund may be subject to state and local taxation. Investors should consult their tax advisers in this regard.

RECORDS AND REPORTS

     The Trustee keeps a register of the names, addresses and holdings of all investors. The Trustee also keeps records of the transactions of the Fund, including a current list of the Bonds and a copy of the Indenture, and supplemental information on the operations of the Fund and the risks associated with the Bonds held by the Fund, which may be inspected by investors at reasonable times during business hours.

     With each distribution, the Trustee includes a statement of the interest and any other receipts being distributed. Within five days after deposit of Bonds in exchange or substitution for Bonds (or contracts) previously deposited, the Trustee will send a notice to each investor, identifying both the Bonds removed and the replacement bonds deposited. The Trustee sends each investor of record an annual report summarizing transactions in the Fund's accounts and amounts distributed during the year and Bonds held, the number of Units outstanding and the Redemption Price at year end, the interest received by the Fund on the Bonds, the gross proceeds received by the Fund from the disposition of any Bond (resulting from redemption or payment at maturity or sale of any Bond), and the fees and expenses paid by the Fund, among other matters. The Trustee will also furnish annual information returns to each investor and to the Internal Revenue Service. Investors are required to report to the Internal Revenue Service the amount of tax-exempt interest received during the year. Investors may obtain copies of Bond evaluations from the Trustee to enable them to comply with federal and state tax reporting requirements. Fund accounts are audited annually by independent accountants selected by the Sponsors. Audited financial statements are available from the Trustee on request.

TRUST INDENTURE

     The Fund is a 'unit investment trust' created under New York law by a Trust Indenture among the Sponsors, the Trustee and the Evaluator. This Prospectus summarizes various provisions of the Indenture, but each statement is qualified in its entirety by reference to the Indenture.

     The Indenture may be amended by the Sponsors and the Trustee without consent by investors to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of investors (as determined in good faith by the Sponsors). The Indenture may also generally be amended upon consent of investors holding 51% of the Units. No amendment may reduce the interest of any investor in the Fund without the investor's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of investors. Investors will be notified on the substance of any amendment.

     The Trustee may resign upon notice to the Sponsors. It may be removed by investors holding 51% of the Units at any time or by the Sponsors without the consent of investors if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the Sponsors determine in good faith that its replacement is in the best interest of the investors. The Evaluator may resign or be removed by the Sponsors and the Trustee without the investors' consent. The resignation or removal of either becomes effective upon acceptance of appointment by a successor; in this case, the Sponsors will use their best efforts to appoint a successor promptly; however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee or Evaluator may apply to a court of competent jurisdiction to appoint a successor.

     Any Sponsor may resign so long as one Sponsor with a net worth of $2,000,000 remains and is agreeable to the resignation. A new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If there is only one Sponsor and it fails to perform its duties or becomes incapable of acting or bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor at reasonable rates of compensation, terminate the Indenture and liquidate the Fund or continue to act as Trustee without a Sponsor. Merrill Lynch, Pierce, Fenner & Smith Incorporated has been appointed as Agent for the Sponsors by the other Sponsors.

     The Sponsors, the Trustee and the Evaluator are not liable to investors or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence in the case of a Sponsor or the Evaluator) or reckless disregard of duty. The Indenture contains customary provisions limiting the liability of the Trustee.

MISCELLANEOUS

LEGAL OPINION

     The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors.

AUDITORS

     The Statement of Condition in the Prospectus was audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. It is included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

TRUSTEE

     The Trustee and its address are stated on the back cover of the Prospectus. The Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

SPONSORS

     The Sponsors are listed on the back cover of the Prospectus. They may include Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned subsidiary of Merrill Lynch Co. Inc.; Smith Barney Inc., an indirect wholly-owned subsidiary of The Travelers Inc.; Prudential Securities Incorporated, an indirect wholly-owned subsidiary of the Prudential Insurance Company of America; Dean Witter Reynolds, Inc., a principal operating subsidiary of Dean Witter Discover & Co. and PaineWebber Incorporated, a wholly-owned subsidiary of PaineWebber Group Inc. Each Sponsor, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts. Each Sponsor has acted as principal underwriter and managing underwriter of other investment companies. The Sponsors, in addition to participating as members of various selling groups or as agents of other investment companies, execute orders on behalf of investment companies for the purchase and sale of securities of these companies and sell securities to these companies in their capacities as brokers or dealers in securities.

CODE OF ETHICS

     The Agent for the Sponsors has adopted a code of ethics requiring preclearance and reporting of personal securities transactions by its personnel who have access to information on Defined Asset Funds portfolio transactions. The code is intended to prevent any act, practice or course of conduct which would operate as a fraud or deceit on any Fund and to provide guidance to these persons regarding standards of conduct consistent with the Agent's responsibilities to the Funds.

PUBLIC DISTRIBUTION

     In the initial offering period Units will be distributed to the public through the Underwriting Account and dealers who are members of the National Association of Securities Dealers, Inc. The initial offering period is 30 days or less if all Units are sold. If some Units initially offered have not been sold, the Sponsors may extend the initial offering period for up to four additional successive 30-day periods.

     The Sponsors intend to qualify Units for sale in all states in which qualification is deemed necessary through the Underwriting Account and by dealers who are members of the National Association of Securities Dealers, Inc.; however, Units of a State trust will be offered for sale only in the State for which the trust is named, except that Units of a New Jersey trust will also be offered in Connecticut, Units of a Florida trust will also be offered in New York and Units of a New York trust will also be offered in Connecticut, Florida and Puerto Rico. The Sponsors do not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold. Sales to dealers and to introducing dealers, if any, will initially be made at prices which represent a concession from the Public Offering Price, but the Agent for the Sponsors reserves the right to change the rate of any concession from time to time. Any dealer or introducing dealer may reallow a concession up to the concession to dealers.

UNDERWRITERS' AND SPONSORS' PROFITS

     Upon sale of the Units, the Underwriters will be entitled to receive sales charges. The Sponsors also realize a profit or loss on deposit of the Bonds equal to the difference between the cost of the Bonds to the Fund (based on the offer side evaluation on the initial date of deposit) and the Sponsors' cost of the Bonds. In addition, a Sponsor or Underwriter may realize profits or sustain losses on Bonds it deposits in the Fund which were acquired from underwriting syndicates of which it was a member. During the initial offering period, the Underwriting Account also may realize profits or sustain losses as a result of fluctuations after the initial date of deposit in the Public Offering Price of the Units. In maintaining a secondary market for Units, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy Units and the prices at which they resell these Units (which include the sales charge) or the prices at which they redeem the Units. Cash, if any, made available by buyers of Units to the Sponsors prior to a settlement date for the purchase of Units may be used in the Sponsors' businesses to the extent permitted by Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsors.

FUND PERFORMANCE

     Information on the performance of this Fund for various periods, on the basis of changes in Unit price plus the amount of income and principal distributions reinvested, may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective investors. Total return figures are not averaged, and may not reflect deduction of the sales charge, which would decrease the return. Average annualized return figures reflect deduction of the maximum sales charge. No provision is made for any income taxes payable.

      Fund performance may be compared to performance on the same basis (with distributions reinvested) of Moody's Municipal Bond Averages or performance data from publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, The New York Times, U.S. News and World Report, Barron's Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. Average annual compounded rates of return of selected asset classes over various periods of time may also be compared to the rate of inflation over the same periods.

DEFINED ASSET FUNDS

     Municipal Investment Trust Funds have provided investors with tax-free income and balance for their portfolios for more than 30 years. As tax reforms over the years have eliminated many of the ways to reduce individual taxes, municipal bonds have remained a significant source of tax-free income. For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds' philosophy is to allow investors to 'buy with knowledge' (because, unlike managed funds, the portfolio of municipal bonds and the return are relatively fixed) and 'hold with confidence' (because the portfolio is professionally selected and regularly reviewed). Defined Asset Funds offers an array of simple and convenient investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or retirement, or attractive, regular current income consistent with the preservation of principal. Tax-exempt income can help investors keep more today for a more secure financial future. It can also be important in planning because tax brackets may increase with higher earnings or changes in tax laws. Defined equity funds offer growth potential and some protection against inflation. Unit investment trusts are particularly suited for the many investors who prefer to seek long-term income by purchasing sound investments and holding them, rather than through active trading. Few individuals have the knowledge, resources or capital to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity that Defined Asset Funds offer. One's investment objectives may call for a combination of Defined Asset Funds.

     Defined Asset Funds reflect a buy and hold strategy that the Sponsors believe can be more effective and cost-effective than active management. This strategy is premised on selection criteria and procedures, diversification and regular monitoring by investment professionals. Various advertisements and sales literature may summarize the results of economic studies concerning how stock market movement has tended to be concentrated and how longer-term investments can tend to reduce risk.

     One of the most important investment decisions you face may be how to allocate your investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one.

Most investment experts recommend stocks for long-term capital growth. Long-term corporate bonds offer relatively high rates of interest income.

EXCHANGE OPTION

     You may exchange Units of the Fund for units of certain other Defined Asset Funds subject only to a reduced sales charge.

     Upon the deduction of the final Deferred Sales Charge installment for the Fund, you may exchange your units of any Municipal Investment Trust Fund Intermediate Term Series with a regular maximum sales charge of at least 3.25%, of any other Defined Asset Fund with a regular maximum sales charge of at least 3.50%, or of any unaffiliated unit trust with a regular maximum sales charge of at least 3.0%, for Units of this Fund at their relative net asset values, subject only to a reduced sales charge or to any remaining deferred sales charge on the units being exchanged, as applicable.

     To make an exchange, you should contact your financial professional to find out what suitable Exchange Funds are available and to obtain a prospectus. You may acquire units of only those Exchange Funds in which the Sponsors are maintaining a secondary market and which are lawfully for sale in the state where you reside. An exchange is a taxable event normally requiring recognition of any gain or loss on the units exchanged. However, the Internal Revenue Service may seek to disallow a loss if the portfolio of the units acquired is not materially different from the portfolio of the units exchanged; you should consult your own tax advisor. If the proceeds of units exchanged are insufficient to acquire a whole number of Exchange Fund units, you may pay the difference in cash (not exceeding the price of a single unit acquired).

     As the Sponsors are not obligated to maintain a secondary market in any series, there can be no assurance that units of a desired series will be available for exchange. The Exchange Option may be amended or terminated at any time without notice.

                                   APPENDIX A

DESCRIPTION OF RATINGS (AS DESCRIBED BY THE RATING COMPANIES THEMSELVES)

STANDARD & POOR'S RATINGS GROUP, A DIVISION OF MCGRAW-HILL, INC.

     AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC--Debt rated BB, B, CCC and CC is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A provisional rating, indicated by 'p' following a rating, assumes the successful completion of the project being financed by the issuance of the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

     * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     NR--Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC.

     Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers of rating symbols give investors a more precise indication of relative debt quality in each of the historically defined categories.

     Conditional ratings, indicated by 'Con.', are sometimes given when the security for the bond depends upon the completion of some act or the fulfillment of some condition. Such bonds are given a conditional rating that denotes their probable credit stature upon completion of that act or fulfillment of that condition.

     NR--Should no rating be assigned, the reason may be one of the following:
(a) an application for rating was not received or accepted; (b) the issue or issuer belongs to a group of securities that are not rated as a matter of policy; (c) there is a lack of essential data pertaining to the issue or issuer or (d) the issue was privately placed, in which case the rating is not published in Moody's publications.

FITCH INVESTORS SERVICE, INC.

     AAA--These bonds are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA--These bonds are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

     A--These bonds are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB--These bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however are more likely to weaken this ability than bonds with higher ratings.

     A '+' or a '-' sign after a rating symbol indicates relative standing in its rating.

DUFF & PHELPS CREDIT RATING CO.

     AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic condtions.

     A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     A '+' or a '-' sign after a rating symbol indicates relative standing in its rating.

                                   APPENDIX B
                        MUNICIPAL INVESTMENT TRUST FUND
                     SECONDARY MARKET SALES CHARGE SCHEDULE


                   ACTUAL SALES CHARGE AS     DEALER CONCESSION AS
                   PERCENT OF EFFECTIVE       PERCENT OF EFFECTIVE
 NUMBER OF UNITS        SALES CHARGE               SALES CHARGE
-----------------  -------------------------  -------------------------
1-249                            100%                     65.00%
250-499                           80                      52.00
500-749                           60                      39.00
750-999                           45                      29.25
1,000 or more                     35                      22.75


                             EFFECTIVE SALES CHARGE


                                     AS PERCENT       AS PERCENT
             TIME TO                OF BID SIDE        OF PUBLIC
             MATURITY                EVALUATION    OFFERING PRICE
----------------------------------  -------------  -----------------
Less than six months                          0%               0%
Six months to less than 1 year            0.503             0.50
1 year to less than 2 years               1.010             1.00
2 years to less than 3 years              1.523             1.50
3 years to less than 4 years              2.302             2.25
4 years to less than 5 years              2.828             2.75
5 years to less than 6 years              3.093             3.00
6 years to less than 7 years              3.359             3.25
7 years to less than 8 years              3.627             3.50
8 years to less than 9 years              4.167             4.00
9 years to less than 12 years             4.439             4.25
12 years to less than 15 years            4.712             4.50
15 years or more                          5.820             5.50


     For this purpose, a Bond will be considered to mature on its stated maturity date unless: it has been called for redemption; (although not called) its yield to maturity is more than 40 basis points higher than its yield to any call date; funds or securities have been placed in escrow to redeem it on an earlier date; or the Bond is subject to a mandatory tender. In each of these cases the earlier date will be considered the maturity date.

     For Funds with a deferred sales charge, Units purchased after the deduction of the final deferred sales charge installment will be subject only to an up-front sales charge based on the maturities of the bonds in the Portfolio, as set forth above. The dealer concession for these funds with a deferred sales charge will be 65% of the Effective Sales Charge after all deferred charges have been deducted. Until that time, the dealer concession will be 65% of the difference between the offer price and the remaining deferred sales charge to be collected.

                      DEFINED ASSET FUNDS MUNICIPAL SERIES
                        MUNICIPAL INVESTMENT TRUST FUND
                                   APPENDIX C
        SALES CHARGE SCHEDULES FOR DEFINED ASSET FUNDS, MUNICIPAL SERIES

     DEFERRED AND UP-FRONT SALES CHARGES. Units purchased in the second through fifth year of the Fund will be subject to an up-front sales charge as well as periodic deferred and contingent deferred sales charges. Units purchased thereafter will be subject only to an up-front sales charge. During the first five years of the Fund, a fixed periodic deferred sales charge of $2.75 per Unit is payable on 20 quarterly payment dates occurring on the 10th day of February, May, August and November, commencing no earlier than 45 days after the initial date of deposit. Investors purchasing Units on the initial date of deposit and holding for at least five years, for example, would incur total periodic deferred sales charges of $55.00 per Unit. Because of the time value of money, however, as of the initial date of deposit this periodic deferred sales charge obligation would, at current interest rates, equate to an up-front sales charge of approximately 4.75%.

     As the periodic deferred sales charge is a fixed dollar amount irrespective of the Public Offering Price, it will represent a varying percentage of the Public Offering Price. An up-front sales charge will be imposed on all unit purchases after the first year of the Fund, but in no event earlier than the business day following the fourth quarterly payment date.

     The following table illustrates the combined maximum up-front and periodic deferred sales charges that would be incurred by an investor who purchases Units at the beginning of each of the first five years of the Fund (based on a constant Unit price) and holds them through the fifth year of the Fund:


                                                                                                           TOTAL
                                                     UP-FRONT SALES CHARGE            MAXIMUM      UP-FRONT AND PERIODIC
                                                                                        AMOUNT      DEFERRED SALES
                                                                                  DEFERRED PER             CHARGES
                                                                                  $1,000 INVESTED  PER $1,000 INVESTED
                     -----------------------------------------------------------  ---------------  ---------------------
  YEAR OF UNIT       AS PERCENT OF PUBLIC   AS PERCENT OF NET      AMOUNT PER
      PURCHASE        OFFERING PRICE        AMOUNT INVESTED      $1,000 INVESTED
-------------------  ---------------------  -------------------  ---------------
             1                  None                  None               None        $   55.00           $   55.00
             2                  1.10%                 1.11%         $   11.00            44.00               55.00
             3                  2.20                  2.25              22.00            33.00               55.00
             4                  3.30                  3.41              33.00            22.00               55.00
             5                  4.40                  4.60              44.00            11.00               55.00


     To the extent that the initial up-front sales charge does not commence until the business day following the fourth quarterly payment date (as provided above), the annual increase in the up-front sales charge will be similarly delayed.

     CONTINGENT DEFERRED SALES CHARGE. Units redeemed or repurchased within 4 years after the Fund's initial date of deposit will not only incur the periodic deferred sales charge until the quarter of redemption or repurchase but will also be subject to a contingent deferred sales charge:


  YEAR SINCE FUND'S
   INITIAL DATE OF     CONTINGENT DEFERRED
       DEPOSIT         SALES CHARGE PER UNIT
---------------------  ---------------------
          1                  $   25.00
          2                      15.00
          3                      10.00
          4                       5.00
  5 and thereafter                None

     The contingent deferred sales charge is waived on any redemption or repurchase of Units after the death (including the death of a single joint tenant with rights of survivorship) or disability (as defined in the Internal Revenue Code) of an investor, provided the redemption or repurchase is requested within one year of the death or initial determination of disability. The Sponsors may require receipt of satisfactory proof of disability before releasing the portion of the proceeds representing the amount of the contingent deferred sales charge waived.

     To assist investors in understanding the total costs of purchasing units during the first four years of the Fund and disposing of those units by the fifth year, the following tables set forth the maximum combined up-front, periodic and contingent deferred sales charges that would be incurred (assuming a constant Unit price) by an investor:
                    UNITS PURCHASED ON INITIAL OFFERING DATE


  YEAR OF UNIT                              DEFERRED SALES     CONTINGENT DEFERRED
   DISPOSITION       UP-FRONT SALES CHARGE         CHARGE        SALES CHARGE       TOTAL SALES CHARGES
-------------------  ---------------------  -----------------  -------------------  -------------------
             1                  None            $   11.00           $   25.00            $   36.00
             2                  None                22.00               15.00                37.00
             3                  None                33.00               10.00                43.00
             4                  None                44.00                5.00                49.00
             5                  None                55.00                0.00                55.00


                  UNITS PURCHASED ON FIRST ANNIVERSARY OF FUND


  YEAR OF UNIT                              DEFERRED SALES     CONTINGENT DEFERRED
   DISPOSITION       UP-FRONT SALES CHARGE         CHARGE        SALES CHARGE       TOTAL SALES CHARGES
-------------------  ---------------------  -----------------  -------------------  -------------------
             2             $   11.00            $   11.00           $   15.00            $   37.00
             3                 11.00                22.00               10.00                43.00
             4                 11.00                33.00                5.00                49.00
             5                 11.00                44.00                0.00                55.00


                 UNITS PURCHASED ON SECOND ANNIVERSARY OF FUND


  YEAR OF UNIT                              DEFERRED SALES     CONTINGENT DEFERRED
   DISPOSITION       UP-FRONT SALES CHARGE         CHARGE        SALES CHARGE       TOTAL SALES CHARGES
-------------------  ---------------------  -----------------  -------------------  -------------------
             3             $   22.00            $   11.00           $   10.00            $   43.00
             4                 22.00                22.00                5.00                49.00
             5                 22.00                33.00                0.00                55.00


                  UNITS PURCHASED ON THIRD ANNIVERSARY OF FUND


  YEAR OF UNIT                              DEFERRED SALES     CONTINGENT DEFERRED
   DISPOSITION       UP-FRONT SALES CHARGE         CHARGE        SALES CHARGE       TOTAL SALES CHARGES
-------------------  ---------------------  -----------------  -------------------  -------------------
             4             $   33.00            $   11.00           $    5.00            $   49.00
             5                 33.00                22.00                0.00                55.00


                 UNITS PURCHASED ON FOURTH ANNIVERSARY OF FUND


  YEAR OF UNIT                              DEFERRED SALES     CONTINGENT DEFERRED
   DISPOSITION       UP-FRONT SALES CHARGE         CHARGE        SALES CHARGE       TOTAL SALES CHARGES
-------------------  ---------------------  -----------------  -------------------  -------------------
             5             $   44.00            $   11.00           $    0.00            $   55.00

SUPPLEMENTAL INFORMATION

     Upon writing or calling the Trustee shown on the back cover of Part A of this Prospectus, investors will receive at no cost to the investor supplemental information about the Fund, which has been filed with the SEC. The supplemental information includes more detailed risk factor disclosure about the types of Bonds that may be part of the Fund's Portfolio, general risk disclosure concerning any letters of credit or insurance securing certain Bonds, and general information about the structure and operation of the Fund.

PROSPECTUS FORMAT

     This prospectus consists of a Part A and this Part B. The Prospectus does not contain all of the information with respect to the investment company set forth in its registration statement and exhibits relating thereto which have been filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made. Copies of filed material can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The Commission also maintains a Web site that contains information statements and other information regarding registrants such as Defined Asset Funds that file electronically with the Commission at http://www.sec.gov.

     No person is authorized to give any information or to make any representations with respect to this investment company not contained in the registration statement and related exhibits; and any information or representation not contained therein must not be relied upon as having been authorized. The Prospectus does not constitute an offer to sell, or a solicitation of any offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

                                                                 15900-5/97

                                                  DEFINED
                             ASSET FUNDSSM


SPONSORS:                               MUNICIPAL INVESTMENT
Merrill Lynch,                          TRUST FUND
Pierce, Fenner & Smith Incorporated     Investment Grade Portfolio--4
Defined Asset Funds                     (BBB Quality or Better)
P.O. Box 9051                           Long Intermediate Term Series
Princeton, NJ 08543-9051                A Unit Investment Trust
(609) 282-8500                          PROSPECTUS PART A
Smith Barney Inc.                       This Prospectus consists of a Part A and
Unit Trust Department                   a Part B. This Prospectus does not
388 Greenwich Street--23rd Floor        contain all of the information with
New York, NY 10013                      respect to the investment company set
(212) 816-4000                          forth in its registration statement and
PaineWebber Incorporated                exhibits relating thereto which have
1200 Harbor Boulevard                   been filed with the Securities and
Weehawken, NJ 07087                     Exchange Commission, Washington, D.C.
(201) 902-3000                          under the Securities Act of 1933 and the
Prudential Securities Incorporated      Investment Company Act of 1940, and to
One New York Plaza                      which reference is hereby made. Copies
New York, NY 10292                      of filed material can be obtained from
(212) 778-6164                          the Public Reference Section of the
Dean Witter Reynolds Inc.               Commission, 450 Fifth Street, N.W.,
Two World Trade Center--59th Floor      Washington, D.C. 20549 at prescribed
New York, NY 10048                      rates. The Commission also maintains a
(212) 392-2222                          Web site that contains information
EVALUATOR:                              statements and other information
Kenny S&P Evaluation Services,          regarding registrants such as Defined
a division of J. J. Kenny Co., Inc.     Asset Funds that file electronically
65 Broadway                             with the Commission at
New York, NY 10006                      http://www.sec.gov.
TRUSTEE:                                No person is authorized to give any
The Bank of New York                    information or to make any
Unit Investment Trust Department        representations with respect to this
P.O. Box 974                            investment company not contained in its
Wall Street Division                    registration statement and exhibits
New York, NY 10268-0974                 relating thereto; and any information or
1-800-221-7771                          representation not contained therein
                                        must not be relied upon as having been
                                        authorized. This Prospectus does not
                                        constitute an offer to sell, or a
                                        solicitation of an offer to buy,
                                        securities in any state to any person to whom it is not lawful to make such offer in such state.
                                        11546--6/98

                        MUNICIPAL INVESTMENT TRUST FUND
                           INVESTMENT GRADE PORTFOLIO
                         LONG INTERMEDIATE TERM SERIES
                              DEFINED ASSET FUNDS
                       CONTENTS OF REGISTRATION STATEMENT

     This Post-Effective Amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

     The facing sheet of Form S-6.

     The cross-reference sheet (incorporated by reference to the Cross-Reference Sheet to the Registration Statement of Defined Asset Funds Municipal Insured Series, 1933 Act File No. 33-54565).

     The Prospectus.

     The Signatures.

The following exhibits:

     1.1.1--Form of Standard Terms and Conditions of Trust Effective as of
            October 21, 1993 (incorporated by reference to Exhibit 1.1.1 to the Registration Statement of Municipal Investment Trust Fund, Multi-state Series--48, 1933 Act File No. 33-50247).

     4.1  --Consent of the Evaluator.

     5.1  --Consent of independent accountants.

     9.1 --Information Supplement (incorporated by reference to Exhibit 9.1 to the Registration Statement of Municipal Investment Trust Fund,
        Multistate Series--30, 1933 Act File No. 33-49353).

                        MUNICIPAL INVESTMENT TRUST FUND
                         INVESTMENT GRADE PORTFOLIO--4
                            (BBB QUALITY OR BETTER)
                         LONG INTERMEDIATE TERM SERIES
                              DEFINED ASSET FUNDS

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT, MUNICIPAL INVESTMENT TRUST FUND, INVESTMENT GRADE PORTFOLIO--4, DEFINED ASSET FUNDS, CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT OR AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED IN THE CITY OF NEW YORK AND STATE OF NEW YORK ON THE 10TH DAY OF JUNE, 1998.

             SIGNATURES APPEAR ON PAGES R-3, R-4, R-5, R-6 AND R-7.

     A majority of the members of the Board of Directors of Merrill Lynch, Pierce, Fenner & Smith Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Board of Directors of Smith Barney Inc. has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Executive Committee of the Board of Directors of PaineWebber Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Board of Directors of Prudential Securities Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Board of Directors of Dean Witter Reynolds Inc. has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                   DEPOSITOR


By the following persons, who constitute a majority of      Powers of Attorney
  the Board of Directors of Merrill Lynch, Pierce,            have been filed
  Fenner & Smith Incorporated:                                under
                                                              Form SE and the
                                                              following 1933 Act
                                                              File
                                                              Number: 33-43466
                                                              and 33-51607


      HERBERT M. ALLISON, JR.
      BARRY S. FREIDBERG
      EDWARD L. GOLDBERG
      STEPHEN L. HAMMERMAN
      JEROME P. KENNEY
      DAVID H. KOMANSKY
      DANIEL T. NAPOLI
      THOMAS H. PATRICK
      JOHN L. STEFFENS
      DANIEL P. TULLY
      ROGER M. VASEY
      ARTHUR H. ZEIKEL
      By DANIEL C. TYLER
       (As authorized signatory for Merrill Lynch, Pierce,
       Fenner & Smith Incorporated and
       Attorney-in-fact for the persons listed above)

                       PRUDENTIAL SECURITIES INCORPORATED
                                   DEPOSITOR


By the following persons, who constitute a majority of      Powers of Attorney
  the Board of Directors of Prudential Securities             have been filed
  Incorporated:                                               under Form SE and
                                                              the following 1933
                                                              Act File Number:
                                                              33-41631


      ALAN D. HOGAN
      GEORGE A. MURRAY
      LELAND B. PATON
      HARDWICK SIMMONS
      By
       WILLIAM W. HUESTIS
       (As authorized signatory for Prudential Securities
       Incorporated and Attorney-in-fact for the persons listed above)

                               SMITH BARNEY INC.
                                   DEPOSITOR


By the following persons, who constitute a majority of      Powers of Attorney
  the Board of Directors of Smith Barney Inc.:                have been filed
                                                              under the 1933 Act
                                                              File Number:
                                                              33-49753 and
                                                              33-51607


      STEVEN D. BLACK
      JAMES BOSHART III
      ROBERT A. CASE
      JAMES DIMON
      ROBERT DRUSKIN
      JEFFREY LANE
      ROBERT H. LESSIN

      By GINA LEMON
       (As authorized signatory for
       Smith Barney Inc. and
       Attorney-in-fact for the persons listed above)

                           DEAN WITTER REYNOLDS INC.
                                   DEPOSITOR


By the following persons, who constitute  Powers of Attorney have been filed
  a majority of                             under Form SE and the following 1933
  the Board of Directors of Dean Witter     Act File Number: 33-17085
  Reynolds Inc.:


      NANCY DONOVAN
      CHARLES A. FIUMEFREDDO
      JAMES F. HIGGINS
      STEPHEN R. MILLER
      PHILIP J. PURCELL
      THOMAS C. SCHNEIDER
      WILLIAM B. SMITH
      By
       MICHAEL D. BROWNE
       (As authorized signatory for
       Dean Witter Reynolds Inc.
       and Attorney-in-fact for the persons listed above)

                            PAINEWEBBER INCORPORATED
                                   DEPOSITOR


By the following persons, who constitute  Powers of Attorney have been filed
  a majority of                             under
  the Executive Committee of the Board      the following 1933 Act File
  of Directors of PaineWebber               Number: 33-55073
  Incorporated:


      JOSEPH J. GRANO, JR.
      DONALD B. MARRON
      By
       ROBERT E. HOLLEY
       (As authorized signatory for
       PaineWebber Incorporated
       and Attorney-in-fact for the persons listed above)